UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report

OAK RIDGE SMALL CAP GROWTH FUND
OAK RIDGE INTERNATIONAL SMALL CAP FUND
OAK RIDGE DYNAMIC SMALL CAP FUND
OAK RIDGE GROWTH OPPORTUNITY FUND
OAK RIDGE LARGE CAP GROWTH FUND
OAK RIDGE DIVIDEND GROWTH FUND

May 31, 2016

 Oak Ridge Investments  |  www.oakridgefunds.com

Oak Ridge Funds
Each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letters	1
Fund Performance	15
Schedules of Investments	27
Statements of Assets and Liabilities	49
Statements of Operations	53
Statements of Changes in Net Assets	55
Financial Highlights	62
Notes to Financial Statements	77
Report of Independent Registered Public Accounting Firm	91
Supplemental Information	93
Expense Examples	96

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oak Ridge Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.oakridgefunds.com

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Small Cap Growth Fund.

Fellow Shareholders,

Small-cap growth stocks experienced significant headwinds over the past 12 months, as gauged by the -9.13% return of the Russell 2000 Growth Index. The primary cause of this poor showing was the prolonged market downturn that occurred from the beginning of the reporting period through mid-February, 2016. During this time, the combination of plunging oil prices, slowing global growth, and concerns that the U.S. Federal Reserve was set to begin raising interest rates depressed the performance for higher-risk areas of the financial markets. While small-cap growth stocks subsequently recovered behind the announcement of a new round of stimulus from the world’s central banks, the rally was not sufficient to offset the earlier losses.

In this challenging environment, small caps significantly underperformed their more liquid large-cap peers. The growth style lagged value by a substantial margin within the small-cap space, with higher-growth sectors such as Technology, Health Care, and Industrials posting returns well below the broader market.

Short-term Underperformance, Longer-term Opportunities

Throughout the Fund’s history, our approach has typically worked well in weak markets. Rather than attempting to generate returns by taking on higher risk or emphasizing speculative companies with no profits, we focus on higher-quality stocks with reasonable valuations and favorable earnings prospects. This strategy has held the Fund in good stead through periods of uncertainty in the past, but several key factors weighed on our results during the past year.

First, our holdings in the Technology sector underperformed the tech stocks in the benchmark due largely to their relative weakness in the second half of the period. Technology is typically an area of focus for us, as we believe it is home to some of the most compelling individual-company growth stories in the market. In particular, we see opportunities in three areas where corporations continue to dedicate a growing percentage of their spending: cybersecurity, big data, and cloud computing. Conversely, we hold a lower weighting in “old-line” Technology stocks—such as those in the hardware, software, and equipment industries—where corporate spending has been flat to down. While we believe this approach is well suited to capture the important longer-term themes in the sector, many of our holdings experience sharp sell-offs during the down market of June-February. In most cases, this was a function of elevated investor risk aversion rather than a deterioration in their underlying fundamentals.

In the cybersecurity industry, for instance, the Fund’s performance was hurt by its positions in FireEye and Fortinet, both of which are on track for double-digit revenue growth this year and next, but which were nonetheless swept up in the downturn among higher-beta stocks. Similarly, we lost ground in the big data space through positions in Qlik Technologies, Synchronoss Technologies, and SeaChange International. While Qlik was bid for—meaning it will eventually exit the portfolio—we continue to hold the other positions based on our positive long-term view regarding the cybersecurity space.

Believing Technology remains one of the more fertile areas in which to find fast-growing, reasonably valued companies, we continued to look for opportunities in the sector. For instance, we purchased shares of Fleetmatics Group Ltd., which makes software that helps trucking operators better manage their fleets, and Electronics for Imaging, a provider of printing solutions for corporations. At the close of the period, technology represented the Fund’s most significant absolute weighting and one of its largest overweights versus the Russell 2000 Growth Index.

Holdings in Financials, Consumer Staples Sectors Also Lagged

The Financial sector made up a much smaller portion of the portfolio than Technology, but it had an outsized impact on performance due to the shortfall in a few specific holdings. Most notably, our position in PRA Group (formerly known as Portfolio Recovery Associates) lagged due to its exposure to foreign currency fluctuations and a slowdown in new business from large banks. Although this long-standing holding performed poorly in the past year, we believe it represents a compelling risk/reward proposition at its current levels. Our position in Stifel Financial also trailed the overall sector, as investors sought to avoid the stock due to its above-average exposure to market volatility – a negative at a time of poor performance for equities.

Consumer Staples also proved to be an area of relative weakness for the Fund due mainly to the downturn in United Natural Foods, a distributor and retailer of organic and specialty food products. The company’s shares were pressured by a slowdown in revenue growth, the loss of some key contracts, and lower profit margins.

Consumer Discretionary and Industrials Were Sources of Strength

The Fund delivered outperformance in a number of areas during the annual period, including the Consumer Discretionary, Industrials, and Health Care sectors.

In the Consumer Discretionary group, Texas Roadhouse was the largest winner among our many outperforming investments. The restaurant chain benefited from strength in both top-line revenues and bottom-line earnings, as well as two earnings reports that exceeded expectations. Other notable winners in the sector included the convenience-store supplier Core-Mark Holding Company, the apparel retailer Burlington Stores, and the vacation-rental provider HomeAway, Inc., which was bought out by Expedia at a premium.

In the Industrials sector, the largest contribution came from our position in Waste Connections, a waste-disposal company that outperformed in a weak market thanks to its healthy revenue growth and its well-received acquisition of a Canadian waste-services provider. The oven manufacturer Middleby Corp., which was the Fund’s largest individual holding, also gained significantly after reporting earnings that were well above expectations. The housing-related stocks A. O. Smith Corp., Beacon Roofing Supply, Watsco, Inc. were additional contributors of note.

The Health Care sector was also home to a number of strong performers, but the top contributor was Ligand Pharmaceuticals Inc. Ligand acquires drugs and licenses them to other companies, a low-cost business model which eliminates the need for the company to have drug-development and sales forces of its own. Ligand delivered a sizable gain that exceeded the double-digit loss of the broader sector by a wide margin.

The Health Care Sector Remains a Source of Opportunity

We retained our typical low-turnover approach during the past year, selling stocks where the fundamental story changed and rotating into those with favorable valuations in relation to their growth prospects. While we eliminated a number of holdings from the Fund, we also held on to many positions whose weaker performance did not accurately reflect the stability in underlying fundamentals. One such area was the Health Care sector, where adverse headlines regarding potential changes in the U.S. government’s drug-pricing policies led to a broad-based selloff across the group. Although news flow and performance both have been sub-par, we continue to like the sector since many companies offer robust top-line growth with a low dependence on economic trends. In addition, companies with healthy revenue expansion offer potentially attractive acquisition candidates for larger firms that need to boost their earnings potential by “buying growth.” Together, these considerations led us to maintain Health Care as the Fund’s second-largest sector weighting behind Technology.

In an Uncertain Market, Active Management is Critical

Looking ahead, we believe two important factors can offer support to small-cap stocks. First, government bonds in many of the world’s developed markets are offering negative or near-zero interest rates. Few safe investments provide meaningful income, which has helped fuel interest in stocks relative to bonds. Second, valuations in the small-cap space are generally reasonable in relation to large-caps following smaller companies’ underperformance of the past year.

Although we think the U.S. stock market is likely to feel the impact of sluggish economic conditions for some time, we also believe slower growth can support investor demand for stocks with sustainable, organic, sales-driven growth. We expect this can work in favor of the types of companies we own in the portfolio, particularly in Health Care and Technology. Both sectors have been exceptionally volatile in the past year, but we expect the superior fundamentals of these growth industries will ultimately be reflected in their market performance. This patient, long-term approach has helped the Fund deliver strong results throughout its history, and we believe it remains the most effective strategy for generating outperformance in the years ahead.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,
David Klaskin
Chief Investment Officer & Portfolio Manager

The views in this letter were as of July 1, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 2000 Growth Index measures the performance of small cap U.S. growth stocks.

Discussion of Fund Performance

A letter from Bram Zeigler of Algert Global LLC, portfolio manager of the Oak Ridge International Small Cap Fund.

Fellow Shareholders,

International small cap stocks performed very well since inception, the 8-month period covering September 30, 2015 through May 31, 2016, as measured by the 9.15% gain of the Fund’s benchmark, the MSCI EAFE Small Cap Index (USD). The Fund has exceeded the benchmark since inception, delivering an absolute return of 9.70% for Class I shares at NAV.

Stock Selection Designed to be the Primary Source of Benchmark Outperformance

The Fund is constructed such that the primary source of both return and risk is our stock selection model. During the 8-month period since inception, stock selection contributed positively to Fund performance, more than offsetting the negative contribution from allocation to risk factors (e.g. a company’s industry, country, currency, size and beta characteristics).

Relative Value

Our Relative Value model was additive to the performance of the Fund during the 8-month period since inception. During this period, the stocks that our Relative Value model ranked as the most attractive 10% of our investable universe outperformed the universe on average by 3.37%. Inputs that value a company based on its ability to generate free cash flow and EBITDA were the most additive factors during the period, whereas inputs that value companies based on its sales or assets detracted.

Quality

Our Quality model was additive to the performance of the Fund during the 8-month period since inception. During this period, the stocks that our Quality model ranked as the most attractive 10% of our investable universe outperformed the universe on average by 2.59%. Inputs that determine the sustainability of a company’s earnings by assessing the components of net income or the growth funding constraints of capital markets were the most additive factors during this period. Other factors, such as those based on a company’s change in net operating assets or level of taxable income, detracted.

Catalyst

Our Catalyst model detracted from the performance of the Fund during the 8-month period since inception. During this period, while the stocks that our Catalyst model ranked as the most attractive 10% of our investable universe outperformed the universe on average by 1.111%, this outperformance was more than explained by the Relative Value and Quality model rankings and so the net contribution from the Catalyst model was negative. Most of the inputs that assess the changing investor attention & sentiment towards a company, including those based on price & volume trends, operating momentum & short interest, detracted.

Risk Factors

The Fund had a negative active performance contribution from its cash position (averaging 3.36% during the 8-month period since inception) and its small negative active exposure to stocks exhibiting relatively higher market volatility. Higher volatility stocks underperformed the benchmark, particularly in Europe, contributing to the Fund’s underperformance.

The Fund had a positive active performance contribution from its active industry exposures. The Fund benefitted from an active underweight to Banks and Diversified Financial companies as the performance of these industries declined across the globe. The Fund also benefitted from its active overweight to Semiconductors.

The Fund had a negative active performance contribution from its active country and currency exposures. The Fund was impacted by an active underweight in Australia and the Australian dollar and an active overweight to Japan and the Japanese yen.

Fund Positioning For the Future

The Fund is positioned to take advantage of the market’s renewed emphasis (Catalyst) towards companies that are cheap relative to their peers (Relative Value) and have relatively sustainable projections (Quality). As of May 31, 2016, about 50% of our stock selection model is focused on our Quality model, whereas the balance is split evenly between our Relative Value and Catalyst models. With the uncertainty facing Europe over its migration crisis and BREXIT, as well as the volatility in Japan and the rest of Asia, we currently believe this is the best positioning for the Fund to generate outperformance within the international small cap space.

Thank you for your confidence in Algert Global LLC.

Sincerely,

Bram Zeigler
Portfolio Manager

The views in this letter were as of July 1, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The MSCI EAFE Small Cap Index measures the performance of primarily small cap foreign stocks.

One Maritime Plaza | Suite 1525 | San Francisco, CA 94111
Tel: 415.675.7300 | Fax: 415.362.4972 | www.algertglobal.com

Discussion of Fund Performance

A letter from Peter Algert, Chief Investment Officer, and Ian Klink, both of Algert Global LLC and portfolio managers of the Oak Ridge Dynamic Small Cap Fund.

Fellow Shareholders,

Domestic small cap stocks performed well since inception, the 8-month period covering September 30, 2015 through May 31, 2016, as measured by the 5.93% gain of the Fund’s benchmark, the Russell 2000 Index. The Fund has trailed the benchmark since inception, delivering an absolute return of 0.16% for Class I shares at NAV.

Stock Selection Designed to be the Primary Source of Benchmark Outperformance

The Fund is constructed such that the primary source of both return and risk is our stock selection model. During the 8-month period since inception, stock selection contributed negatively to Fund performance, making up the vast majority of the Fund’s underperformance, while the contribution from allocation to risk factors (e.g. a company’s industry, country, currency, size and beta characteristics) was de minimis.

Relative Value

Our Relative Value model was additive to the performance of the Fund during the 8-month period since inception. During this period, the stocks that our Relative Value model ranked as the most attractive 10% of our investable universe outperformed the universe on average by 1.59%. Inputs that value a company based on its ability to generate free cash flow and R&D expenditure were the most additive factors during the period. Most other factors were not additive.

Quality

Our Quality model detracted from the performance of the Fund during the 8-month period since inception. During this period, the stocks that our Quality model ranked as the most attractive 10% of our investable universe underperformed the universe on average by 1.97%. Inputs that determine the sustainability of a company’s earnings by assessing the financing sources of growth and a company’s change in net operating assets were additive. Most other factors were not additive.

Catalyst

Our Catalyst model detracted from the performance of the Fund during the 8-month period since inception. During this period, the stocks that our Catalyst model ranked as the most attractive 10% of our investable universe underperformed the universe on average by 5.71%. Most of the inputs that assess the changing investor attention & sentiment towards a company, including those based on price & volume trends, operating momentum & short interest, were not additive.

Risk Factors

The Fund had a negative active performance contribution from its cash position (averaging 3.41% during the 8-month period since inception). The Fund’s small positive active exposure to stocks exhibiting relatively higher market volatility contributed positively as higher volatility stocks outperformed the benchmark.

The Fund had a positive active performance contribution from its active industry exposures. The Fund benefitted from an active underweight to Biotech companies as these industries declined over 10%. The Fund also benefitted from its active underweight to Banks and Diversified Financials.

Difficult Spring

Over the first five months of the Fund’s existence, it delivered an absolute return of -3.92%, outpacing the benchmark return of -5.52%. Over the next 3 months, March 1, 2016 through May 31, 2016, The Fund delivered an absolute return of 4.07%, underperforming the benchmark’s absolute return of 12.15%.

During this difficult period, the performance of all of our stock selection models suffered. The stocks ranked as the most attractive 10% of our investable universe by our Relative Value, Quality and Catalyst models underperformed the universe on average by 6.4%, 11.3% and 12.6%, respectively. There were reports of widespread deleveraging from hedge fund strategies. Partly as a result, we observed pressure on generic risk premia such as price momentum, generic value, and low-volatility, particularly in April. Although painful, an array of indicators that we track suggests that the opportunity set has now increased for the mispricings on which our models are focused.

Fund Positioning For the Future

The Fund is positioned to take advantage of the market’s renewed emphasis (Catalyst) towards companies that are cheap relative to their peers (Relative Value) and have relatively sustainable projections (Quality). As of May 31, 2016, about 41% of our stock selection model is focused on our Relative Value model, 32% is focused on our Catalyst model and 27% is focused on our Quality model. As highlighted above, the opportunity set in our Relative Value model has increased such that we currently believe this is the best opportunity set for the Fund to generate outperformance within the domestic small cap space.

Thank you for your confidence in Algert Global LLC.

Sincerely,

Peter Algert
Chief Investment Officer

Ian Klink
Portfolio Manager

The views in this letter were as of July 1, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 2000 Index measures the performance of primarily small cap U.S. stocks.

One Maritime Plaza | Suite 1525 | San Francisco, CA 94111
Tel: 415.675.7300 | Fax: 415.362.4972 | www.algertglobal.com

Discussion of Fund Performance

A letter from Ken Kailin, CFA, Executive Vice President of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Growth Opportunity Fund.

Fellow Shareholders,

During the past 12 months, the Oak Ridge Growth Opportunity Fund (the “Fund”) delivered returns of -9.62% for Class A shares at NAV and finished the period below the Russell Midcap Growth Index’s return of -3.70%.

In a tough 12 months for equities, we believe there are headwinds at the forefront for the results seen over this period. The current conditions including slow earnings growth, tame inflation expectations, and low interest rates have led to volatile returns in U.S. equities. During this time, the combination of plunging oil prices and concerns that the U.S. Federal Reserve was set to begin raising interest rates depressed the performance for higher-risk areas of the financial markets. Additionally, smaller companies are generally able to grow earnings faster than large companies, although smaller companies tend to also carry higher risk levels. These circumstances have created headwinds for performance as the Fund is growth oriented and invests in slightly smaller companies than our benchmark. In this challenging environment, mid-caps meaningfully underperformed their more liquid large-cap peers.

Industrials Lead Fund Performance

The Fund’s 12-month performance was boosted by exposure to companies with strong earnings growth and cash flow across diversified industries. We remained focused on stock selection being the main driver of performance through fundamental, individual company analysis. Our high quality focused investment style and rigorous selection process allows us to be invested in a variety of businesses, each with their own unique growth opportunities.

The primary positive contributing factors to the Fund’s performance relative to the Russell Midcap Growth were strong stock selection in the Industrials in diversified sub-industries including building products, machinery, electrical equipment and distributors.

Industrial stocks in the Fund performed particularly well due to improving U.S. construction growth and the replacement cycle of energy efficient water heaters and related products, particularly for Fund holding A.O. Smith. Further expansion in high growth markets such as China and India and new products/technologies should provide attractive growth over the long-term. Fortune Brands Home & Security, a leading global manufacturer of home and security products also performed well. Leading brands including Moen, MasterBrand, and Simonton had strong growth over the period. Middleby, a leading foodservice equipment manufacturer, and lighting fixtures company Acuity Brands, were also strong performers.

The Fund’s sole position in the Materials sector, Vulcan Materials, strongly outperformed the sector over the period after being added to the portfolio in August 2015. Strong demand for infrastructure and building materials, specifically gravel, stone, asphalt and concrete, has led to significant growth in revenues.

Positions in Healthcare Stocks Detract

Fund stock selection in the Healthcare sector proved to be an area of weakness for the Fund despite what we feel are very attractive long-term growth prospects in the sector. Although long-term growth prospects exist, due to headlines related to potential changes in the government’s drug-pricing policies, it was one of the worst performing sectors overall. The prospect of increased regulation led to a broad-based downturn in the group. Pharmaceutical and biotech companies in particular were the primary areas of underperformance during the period.

Ionis Pharmaceuticals and Perrigo were the main detractors of the Fund’s healthcare sector performance. Ionis saw adverse trial results related to their current treatment platform, as such, we exited the position during the period. Perrigo, a consumer and specialty pharmaceutical company saw share price declines from a cancelled acquisition offer from Mylan, an international pharmaceutical company aiming to take advantage of tax inversion of the merged company. We continue to like the longer-term prospects for all of the current healthcare holdings on the basis of their pipelines, balance sheets, and valuations despite market volatility.

The Fund’s positions in the Financial sector delivered poor absolute returns during the period. PRA Group, a leading purchaser of defaulted consumer and commercial bankruptcy debt, detracted from performance during the period it was held. Although the company has seen strong growth over the previous years, due to continued industry headwinds and declining growth rates, we exited the position. Affiliated Managers Group, a multi-boutique investment manager, saw stock price declines from mixed performance in emerging markets and U.S. equities. Accordingly, we exited the position during the period to invest in more attractive opportunities.

Outlook for Growth

We see 2016 as a moderately slow growth environment where business and consumers are reluctant to spend, yet are in strong financial condition. Investors throughout the world have increasingly raised risk exposure across asset classes as they seek higher returns. Much of the world is now experiencing negative or near zero interest rates. We increasingly feel it is going to be a grind-it-out year and a period when active management could add real value.

Furthermore, the discrepancy in performance noted earlier with large company stocks outperforming smaller company stocks could set up some unusually interesting investment opportunities assuming modestly growing economic conditions. We believe the portfolio is well diversified in strongly positioned companies with healthy outlooks and expectations for good profit growth. Oak Ridge portfolios are focused on generating solid risk adjusted returns for long-term investors, we remain optimistic regarding the portfolio’s positioning and our outlook for the second half of 2016.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,

Kenneth S. Kailin, CFA
Lead Portfolio Manager

The views in this letter were as of July 5, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. The fund is a newly organized series of an open end investment company with a limited history of operations. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell Midcap Growth Index measures the performance of mid cap U.S. growth stocks.

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and lead portfolio manager of the Oak Ridge Large Cap Growth Fund.

Fellow Shareholders,

Large-cap U.S. growth stocks produced a modest gain of 1.61% in the 12-month period ended May 31, 2016, as gauged by the Russell 1000 Growth Index. Although a number of factors had an adverse impact on the market during the course of the year—including the sharp decline in oil prices, slowing global growth, and the U.S. Federal Reserve’s decision to raise interest rate in December—stocks nonetheless closed in positive territory. At a time of ultra-low interest rates overseas and negative yields in many segments of the developed global bond markets, investors continued to see a favorable risk/reward trade-off in equities.

The Fund had a more challenging year, returning -2.85% for Class A shares at NAV and finishing behind the benchmark. Although the Fund underperformed during the past 12 months, we believe the shortfall was largely the result of a divergence between the price performance and underlying fundamentals of the holdings in the portfolio. As we analyze and monitor the earnings results, financials, and outlook for the companies in which the Fund is invested, we are confident that their businesses are heading in the right direction. Still, this did not feed through to short-term returns – a discrepancy that we believe indicates a degree of pent-up value among our current investments.

Health Care: Short-term Underperformance, Longer-term Opportunity

The disparity between fundamentals and market performance was perhaps most evident in the Health Care sector. This has long been an area of focus for the Fund, as the sector is home to a wealth of innovative companies that can deliver organic growth with a minimal dependence on broader economic trends. These traits weren’t reflected in the sector’s returns during the past year, however, due to headlines related to potential changes in the government’s drug-pricing policies. The prospect of increased regulation led to a broad-based downturn in the group, causing Health Care to finish as the second-worst performing sector in the benchmark (behind only energy).

This proved to be a meaningful headwind for the Fund given our overweight position in the sector. In addition, a number of our holdings were directly affected by downbeat headlines. For instance, Allergan lost ground after the company’s merger with Pfizer—a move designed to reduce taxes by moving the combined company overseas—was halted by the U.S. government. The dissolution of this merger also weighed on the shares of Perrigo, a U.S. pharmaceutical company that was expected to benefit from the “tax inversion” strategy as well. Elsewhere in Health Care, biotechnology stocks sold off sharply on the prospect of tighter government scrutiny on pricing practices – a negative for stocks such as Gilead Sciences, Celgene, and Alexion Pharmaceuticals, as well as our newer positions in Biogen and Incyte Corp. We continue to like the longer-term prospects for all of these companies on the basis of their pipelines, balance sheets, and valuations, and all remain in the portfolio. We also added to our overall weighting in Health Care through the additions of not just Biogen and Incyte, but also United Health Group, Shire PLC, and Eli Lilly – an indication of our continued confidence in the outlook for the sector.

Positioning in Technology Adds Value

Like health care, the Technology sector offers more than its share of companies that are delivering superior top-line, organic growth. In this case, however, a lack of negative headlines enabled the positive underlying trends to be reflected in performance. Alphabet (formerly known as Google) was our top performer in the sector, reflecting its improving revenue and earnings prospects for both this year and next. Facebook, Citrix Systems, and Microsoft also finished the year among the top contributors to Fund returns.

In terms of our positioning in Technology, we continue to avoid “old-line” companies in areas where corporate spending has been flat to down, such as the hardware, software, and equipment industries. Conversely, we have sought to invest in growth areas that offer healthier long-term fundamentals. This thinking was the basis for our decision to establish a new position in MasterCard, which complemented the Fund’s existing weighting in Visa. Both continue to demonstrate above-average growth, and we have confidence in their business models. Visa, for its part, is moving into debit cards and expanding into Europe, a shift that we expect will add to its results over time. We also saw an opportunity in cybersecurity, leading us to add a position in Fortinet. While the stock has performed poorly in the past year, we continue to believe it offers a chance to invest in a company with a long runway for future growth.

Mixed Results Across Other Sectors

Outside of Technology And Health Care, we found the Consumer Discretionary sector to be another important source of stock-specific ideas. While a handful of our holdings in the group underperformed—including Chipotle Mexican Grill, which we purchased too soon after the emergence of its food-safety issues—the sector was also home to several of the Fund’s top performers. Among these were Amazon.com, Home Depot, TJX Companies, and the auto-parts related companies O’Reilly Automotive and LKQ Corp. Generally speaking, our holdings in Consumer Discretionary are focused on clear market leaders that dominate their respective categories.

On the other side of the ledger, our stock picks lagged in both the Consumer Staples and Financial sectors. In the former, the strong return of Church & Dwight was offset by the underperformance of both Mead Johnson Nutrition, which was hurt by its exposure to China, and CVS Health, which had exposure to the questions regarding drug pricing. In Financials, the asset manager Affiliated Managers Group was our primary detractor. In addition to being hurt by its high correlation to the direction of the overall stock market, AMG was pressured by reduced visibility surrounding its growth outlook. We elected to eliminate the stock from the portfolio during the course of the year. We sold the Fund’s position in Goldman Sachs as well, leaving InterContinental Exchange as the portfolio’s sole position in Financials. Overall, we have found that the sector offers relatively few of the types of bottom-up growth opportunities we seek.

Top-Line Growth Becoming a Scarce Commodity

In recent years, many companies have boosted their earnings per share (EPS) by cutting costs and buying back stock, obscuring the fact that top-line has been lackluster for the market as a whole. Now, however, the benefits of cost-cutting have been largely realized, and buybacks are having a smaller impact on stock prices than they did two to three years ago. In our view, this indicates that investors will be increasingly willing to pay a scarcity premium to own large-cap companies whose earnings growth stems from top-line revenue gains, rising market share, and innovation, over those growing their EPS by other means. Additionally, we think companies with robust organic growth may represent attractive acquisition candidates for firms that need to “buy growth” in order to maintain their earnings momentum. Given our emphasis on high-quality, growing companies, we believe these trends can help create a favorable tailwind for our investment style in the months and years ahead.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,
David Klaskin
Chief Investment Officer & Portfolio Manager

The views in this letter were as of July 1, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The Russell 1000 Growth Index measures the performance of large cap U.S. growth stocks.

Discussion of Fund Performance

A letter from David Klaskin, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments and portfolio manager of the Oak Ridge Dividend Growth Fund.

Fellow Shareholders,

During the past 12 months, the Oak Ridge Dividend Growth Fund (the “Fund”) delivered negative absolute returns of -3.09% for Class A shares at NAV and finished the period below the S&P 500 gain of 1.72%.

The current conditions including slow earnings growth, tame inflation expectations, and low interest rates have led to subdued returns for large cap U.S. equities. We continue to employ a steady, disciplined investment style that seeks to own higher-quality companies with strong longer-term growth prospects and reasonable valuations with a focus on dividend yields above the broad market. Our balance between currently higher dividend paying stocks and dividend growers should provide both the potential upside of other growth funds and an attractive steady stream of income, particularly in a low interest rate environment. During the most recently concluded fiscal year end, there was a bifurcated attraction to conservative higher yield-slow growth sectors and faster growing expensive stocks.

Financials Add to Fund Performance

The Fund’s positioning over the past 12 months was focused on exposure to companies with strong earnings growth and cash flow across diversified industries with attractive dividend payout ratios and dividend growth rates. Our high quality, focused investment style and rigorous selection process allow us to be invested in a variety of businesses, each with its own unique growth opportunities. Even with this positioning, quality-oriented growth stocks were not leaders in the recent volatile market environment.

The primary positive contributing sector to Fund performance, relative to the S&P 500, was Financials. Secondarily, our overweight allocation to Consumer Staples and underweight to Materials both positively added to performance.

Specifically, in the Financial sector our holdings in CME Group and BlackRock provided strong returns compared to the benchmark. CME Group, which operates securities and commodity exchanges, saw growing demand and higher volume for its exchange platform and products. As a leader in derivatives across all major asset classes, the increased market volatility and economic uncertainty have led to growing use of CME’s risk management oriented products. BlackRock is a diversified asset management company with a wide range of investment products. The company has seen growth in global distribution and an appetite for a range of their diversified investment products. The portfolio’s underweighted exposure to banks was also a positive factor.

The Fund’s overweight allocation to Consumer Staples was a contributor on a relative basis compared to the benchmark sector returns. This benchmark sector was one of the top performers over the past 12 months and comprises approximately a 10% weight. The Fund’s holdings saw good performance in its Beverage and Food categories, including PepsiCo and Kraft Heinz. Although the Fund’s overall sector returns lagged the benchmark sector, the above market returns contributed positively to performance. Also, our underweight to Material stocks, during the previous 12-months the Fund did not have any holdings in the sector, added slightly to performance.

Positions in Technology, Energy Stocks Detract

Technology is typically an area of focus for us, as we believe it is home to mature industry leading companies with attractive growth prospects and strong cash flow that can be deployed to increase cash returns to investors. In particular, we see opportunities in three areas where corporations continue to dedicate a growing percentage of their spending: cybersecurity, big data, and cloud computing. The Fund’s positions in the Technology sector did not perform as well as the benchmark sector during the period. Technology performance was mainly driven by company-specific headwinds and larger than average exposure to foreign currencies, especially in global, multi-national companies. Components and hardware company Intel underperformed during the period due to flat to down corporate spending in the industry. Qualcomm was also a detractor, a company that develops, manufactures and markets telecomm products and services. The Qualcomm position was eliminated due to a lack of confidence in the intermediate future of the company and the belief that similar exposure exists in other holdings.

The Fund’s largest holding Apple, performed poorly relative to the benchmark. Moderating order growth in Apple’s iPhone impacted revenue growth, but product diversification into other services should provide additional growth for the company.

The Fund’s position in Energy stock Kinder Morgan was the largest contributor to underperformance in the sector. Volatile oil and commodity prices have affected the stock, although the company has done well to mitigate the weakness in the marketplace to maintain cash flows.

Outlook for Growth

In recent years, many companies have boosted their earnings per share (EPS) by cutting costs and buying back stock, obscuring the fact that top-line growth has been lackluster for the market as a whole. Now, however, the benefits of cost-cutting have been largely realized, and buybacks are having a smaller impact on stock prices than they did two to three years ago. In our view, this indicates that investors will be increasingly willing to pay a scarcity premium to own large cap companies whose earnings growth stems from top-line revenue gains, rising market share, and innovation, over those growing their EPS by other means. Given our emphasis on high-quality, growing companies, we believe these trends can help create a favorable tailwind for our investment style in the months and years ahead. We believe the Fund’s current positioning in companies growing dividends and cash flow through sustainable business expansion, will compare favorably to those companies with higher current payout ratios and more limited prospects.

Thank you for your continued confidence in Oak Ridge Investments.

Sincerely,
David Klaskin
Chief Investment Officer & Portfolio Manager

The views in this letter were as of July 1, 2016 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in mid cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. International investments are subject to unique risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. In addition, changes in exchange rates and interest rates may adversely affect the value of the fund's foreign investments. Please see the prospectus for a more complete discussion of the fund's risks.

The S&P 500 measures the performance of primarily large cap U.S. stocks.

Oak Ridge Small Cap Growth Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares (the Class with the largest net assets), made at its inception, with a similar investment in the Russell 2000 Growth Index and the Russell 2000 Index. The performance graph above is shown for the Fund’s Class I Shares; Class A, Class C, and Class K shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Growth Index measures the performance of U.S. small cap growth stocks. The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of May 31, 2016	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-12.00%	6.54%	7.09%	9.83%	01/03/94
Class C²	-12.68%	5.74%	6.23%	7.30%	03/01/97
Class I3	-11.74%	6.91%	7.32%	9.94%	12/29/09
Class K3	-11.59%	6.89%	7.26%	9.91%	12/20/12
After deducting maximum sales charge
Class A¹	-17.07%	5.28%	6.45%	9.54%	01/03/94
Class C²	-13.49%	5.74%	6.23%	7.30%	03/01/97
Russell 2000 Growth Index	-9.13%	8.15%	7.20%	6.77%	01/03/94
Russell 2000 Index	-5.97%	7.86%	6.27%	8.36%	01/03/94

[1]	No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of the date of purchase.
[3]	Class I and Class K shares do not have any initial or contingent deferred sales charge.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

Oak Ridge Small Cap Growth Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

The expense ratio for Class A shares was 1.34%, for Class C shares was 2.12%, for Class I shares was 1.05%, and for Class K shares was 0.90%, which were the amounts stated in the current prospectus dated September 30, 2015. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40%, 2.30%, 1.05%, and 0.92% of the average daily net assets of the Fund’s Class A, Class C, Class I, and Class K shares, respectively. This agreement is in effect until October 17, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge International Small Cap Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the MSCI EAFE Small Cap Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Small Cap Index measures the performance of primarily small cap foreign stocks. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.
Total Returns as of May 31, 2016	3 Months (Actual)	6 Months (Actual)	Since Inception (Cumulative)*	Inception Date
Before deducting maximum sales charge
Class A¹	12.42%	3.01%	9.45%	12/01/15
Class I²	12.63%	3.20%	9.70%	09/30/15
After deducting maximum sales charge
Class A¹	6.00%	-2.93%	3.16%	12/01/15
MSCI EAFE Small Cap Index	11.07%	2.96%	9.15%	09/30/15

*	The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A. Class A imposes higher expenses than that of Class I.
¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
²	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 2.16% and 1.50%, respectively, and for Class I shares were 1.91% and 1.25%, respectively, which were the amounts stated in the current prospectus dated September 30, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for

Oak Ridge International Small Cap Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited) - Continued

operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until October 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Dynamic Small Cap Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the Russell 2000 Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Index measures the performance of primarily small cap U.S. stocks. The index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of May 31, 2016	1 Year	3 Years	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A*¹	-7.50%	10.88%	10.55%	13.42%	12/01/15
Class I²	-7.27%	11.16%	10.83%	13.70%	11/01/08
After deducting maximum sales charge
Class A*¹	-12.82%	8.72%	9.25%	12.54%	12/01/15
Russell 2000 Index	-5.97%	6.93%	7.86%	12.17%	11/01/08

*	The performance figures for Class A include the performance for Class I for the periods prior to the start date of Class A. Class A imposes higher expenses than that of Class I.
¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
²	Class I shares do not have any initial or contingent deferred sales charge.

The Fund commenced investment operations on September 30, 2015 after the conversion of an account, the Algert Global U.S. Small Cap account (the “Predecessor Account”), into Class I shares of the Fund. The Predecessor Account commenced operations on November 1, 2008. Performance results shown in the graph and performance table above prior to September 30, 2015 reflect the performance of the Predecessor Account. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

Oak Ridge Dynamic Small Cap Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 2.00% and 1.40%, respectively, and for Class I shares were 1.75% and 1.15%, respectively, which were the amounts stated in the current prospectus dated September 30, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until October 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Growth Opportunity Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited)

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the Russell Midcap Growth Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell Midcap Growth Index measures the performance of mid cap U.S. growth stocks. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of May 31, 2016	1 Year	2 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-9.62%	2.15%	7.16%	06/28/13
Class I²	-9.39%	2.41%	7.25%	06/28/13
After deducting maximum sales charge
Class A¹	-14.85%	-0.85%	5.01%	06/28/13
Russell Midcap Growth Index	-3.70%	5.11%	10.82%	06/28/13

¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
²	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 111.06% and 1.41%, respectively, and for Class I shares were 110.81% and 1.16%, respectively, which were the amounts stated in the current prospectus dated September 30, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2025, and it may be terminated before that date only by

Oak Ridge Growth Opportunity Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited) – Continued

the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Large Cap Growth Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class A shares (assumes the maximum sales load charged by the Fund) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index during the periods shown. The performance graph above is shown for the Fund’s Class A Shares; Class C and Class I shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Russell 1000 Growth Index measures the performance of U.S. large cap growth stocks. The S&P 500 Index is a market weighted index composed of 500 large capitalization companies. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of May 31, 2016	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-2.85%	9.13%	5.30%	3.99%	03/01/99
Class C²	-3.67%	8.17%	4.38%	3.14%	03/01/99
Class I3	-2.80%	9.22%	5.49%	4.14%	08/10/04
After deducting maximum sales charge
Class A¹	-8.43%	7.85%	4.68%	3.64%	03/01/99
Class C²	-4.63%	8.17%	4.38%	3.14%	03/01/99
Russell 1000 Growth Index	1.61%	12.11%	8.78%	4.00%	03/01/99
S&P 500 Index	1.72%	11.67%	7.41%	5.08%	03/01/99

[1]	Maximum sales charge for Class A shares is 5.75%. No sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of the date of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

The Fund acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to October 17, 2014, reflect the performance of the Predecessor Fund.

Oak Ridge Large Cap Growth Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 1.61% and 1.20%, respectively, for Class C shares were 2.30% and 2.10%, respectively, and for Class I shares were 1.15% and 1.15%, respectively, which were the amounts stated in the current prospectus dated September 30, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.20%, 2.10%, and 1.17% of the average daily net assets of the Fund’s Class A, Class C, and Class I shares, respectively. This agreement is in effect until October 17, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Dividend Growth Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited) – Continued

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class l shares, made at its inception, with a similar investment in the S&P 500 Index. The performance graph above is shown for the Fund’s Class I Shares; Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500 Index measures the performance of primarily large cap U.S. stocks. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.
Average Annual Total Returns as of May 31, 2016	1 Year	2 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-3.09%	3.89%	8.23%	06/28/13
Class I²	-2.92%	4.16%	8.80%	06/28/13
After deducting maximum sales charge
Class A¹	-8.68%	0.85%	6.06%	06/28/13
S&P 500 Index	1.72%	6.64%	11.88%	06/28/13

¹	Maximum sales charge for Class A shares is 5.75%. No initial sales charge applies on investments of $500,000 or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
²	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 551-5521.

Gross and net expense ratios for Class A shares were 51.53% and 1.26%, respectively, and for Class I shares were 51.28% and 1.01%, respectively, which were the amounts stated in the current prospectus dated September 30, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.25% and 1.00% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until September 30, 2025, and it may be terminated before that date only by

Oak Ridge Dividend Growth Fund
FUND PERFORMANCE at May 31, 2016 (Unaudited) – Continued

the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS – 94.9%
	COMMUNICATIONS – 1.1%
550,000	Criteo S.A. - ADR*1	$24,678,500

	CONSUMER DISCRETIONARY – 17.8%
815,000	Bright Horizons Family Solutions, Inc.*	52,803,850
1,045,000	Burlington Stores, Inc.*	63,076,200
2,185,000	ClubCorp Holdings, Inc.	26,372,950
500,000	Core-Mark Holding Co., Inc.	42,810,000
2,450,000	La Quinta Holdings, Inc.*	29,106,000
660,000	LKQ Corp.*	21,826,200
705,000	Monro Muffler Brake, Inc.	44,379,750
615,000	Pool Corp.	56,315,550
1,325,000	Texas Roadhouse, Inc.	59,373,250
		396,063,750
	CONSUMER STAPLES – 1.2%
695,000	United Natural Foods, Inc.*	25,895,700

	ENERGY – 1.8%
345,000	PDC Energy, Inc.*	20,027,250
625,000	RSP Permian, Inc.*	20,581,250
		40,608,500
	FINANCIALS – 5.4%
1,345,000	BankUnited, Inc.	44,519,500
166,035	Euronet Worldwide, Inc.*	13,251,254
1,165,000	PRA Group, Inc.*	32,049,150
765,000	Stifel Financial Corp.*	28,901,700
		118,721,604
	HEALTH CARE – 24.9%
455,000	ABIOMED, Inc.*	45,186,050
835,000	Acadia Healthcare Co., Inc.*	49,156,450
860,000	Acceleron Pharma, Inc.*	29,420,600
815,000	Aduro Biotech, Inc.*	10,016,350
1,300,000	Akorn, Inc.*	38,857,000
900,000	DBV Technologies S.A. - ADR*1	30,177,000
360,000	DENTSPLY SIRONA, Inc.	22,377,600
2,210,000	Depomed, Inc.*	45,150,300
1,745,000	Globus Medical, Inc. - Class A*	42,298,800
605,000	Ligand Pharmaceuticals, Inc.*	72,351,950
375,000	Nevro Corp.*	26,145,000
1,655,000	Omnicell, Inc.*	53,539,250
515,000	Pacira Pharmaceuticals, Inc.*	23,952,650
260,000	Prothena Corp. PLC*1	12,620,400
450,000	Sage Therapeutics, Inc.*	14,809,500
2,075,000	Spectranetics Corp.*	38,014,000
		554,072,900
	INDUSTRIALS – 14.9%
590,000	A.O. Smith Corp.	48,557,000

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
1,110,000	Beacon Roofing Supply, Inc.*	$47,896,500
1,150,000	KEYW Holding Corp.*	10,258,000
720,000	Middleby Corp.*	89,424,000
155,000	Power Solutions International, Inc.*	2,514,100
1,315,000	Roadrunner Transportation Systems, Inc.*	10,585,750
825,000	Waste Connections, Inc.*	54,012,750
515,000	Watsco, Inc.	69,128,450
		332,376,550
	TECHNOLOGY – 27.8%
225,000	ANSYS, Inc.*	20,047,500
540,000	Electronics For Imaging, Inc.*	23,668,200
555,000	Ellie Mae, Inc.*	47,014,050
970,000	EPAM Systems, Inc.*	74,214,700
1,925,000	FireEye, Inc.*	30,646,000
685,000	Fleetmatics Group PLC*1	28,016,500
1,705,000	Fortinet, Inc.*	58,328,050
1,150,000	Hortonworks, Inc.*	13,432,000
1,035,000	MAXIMUS, Inc.	59,667,750
1,430,000	Nimble Storage, Inc.*	12,769,900
410,000	Proofpoint, Inc.*	24,034,200
815,000	Qlik Technologies, Inc.*	23,390,500
2,730,000	Rambus, Inc.*	33,033,000
1,500,000	Seachange International, Inc.*	4,965,000
810,000	Silicon Laboratories, Inc.*	40,297,500
1,850,000	Synchronoss Technologies, Inc.*	65,249,500
1,010,000	Virtusa Corp.*	35,582,300
275,000	WEX, Inc.*	25,371,500
		619,728,150
	TOTAL COMMON STOCKS (Cost $1,728,011,820)	2,112,145,654

	MUTUAL FUNDS – 1.2%
2,500,000	Oak Ridge International Small Cap Fund - Class I*2	27,325,000

	TOTAL MUTUAL FUNDS (Cost $25,000,000)	27,325,000

	SHORT-TERM INVESTMENTS – 4.1%
91,334,823	Fidelity Institutional Government Portfolio, 0.24%[3]	91,334,823

	TOTAL SHORT-TERM INVESTMENTS (Cost $91,334,823)	91,334,823

Oak Ridge Small Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Value

TOTAL INVESTMENTS – 100.2% (Cost $1,844,346,643)	$2,230,805,477
Liabilities in Excess of Other Assets – (0.2)%	(3,854,193)

TOTAL NET ASSETS – 100.0%	$2,226,951,284

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Affiliated company.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	27.8%
Health Care	24.9%
Consumer Discretionary	17.8%
Industrials	14.9%
Financials	5.4%
Energy	1.8%
Consumer Staples	1.2%
Communications	1.1%
Total Common Stocks	94.9%
Short-Term Investments	4.1%
Mutual Funds	1.2%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS – 97.3%
	AUSTRALIA – 2.2%
41,139	Navitas Ltd.	$161,155
50,679	Pacific Brands Ltd.	41,756
50,077	Regis Resources Ltd.	105,684
46,721	Sandfire Resources NL	187,748
96,504	St. Barbara Ltd.*	183,439
		679,782
	AUSTRIA – 0.6%
5,290	Oesterreichische Post A.G.	189,488

	BELGIUM – 1.2%
36,915	AGFA-Gevaert N.V.*	134,879
2,669	Bekaert S.A.	118,781
11,450	Euronav N.V.	118,296
		371,956
	CHINA – 3.0%
66,000	Anhui Expressway Co., Ltd. - Class H	50,111
78,000	Beijing Capital International Airport Co., Ltd. - Class H	84,014
344,000	China Foods Ltd.*	123,066
236,000	Far East Consortium International Ltd.	72,585
236,000	Sinopec Shanghai Petrochemical Co., Ltd. - Class H*	115,406
174,000	SmarTone Telecommunications Holdings Ltd.	285,268
78,000	Texwinca Holdings Ltd.	75,984
146,000	Xinyi Glass Holdings Ltd.	101,645
		908,079
	DENMARK – 0.8%
4,605	NKT Holding A/S	252,959

	FINLAND – 0.6%
1,426	Cargotec Oyj	55,228
29,645	Sponda OYJ	125,533
		180,761
	FRANCE – 2.3%
36,682	Derichebourg S.A.	105,295
11,326	Nexans S.A.*	582,808
		688,103
	GERMANY – 13.7%
13,916	Aareal Bank A.G.	510,780
34,236	ADVA Optical Networking S.E.*	343,541
39,238	Deutz A.G.	190,253
1,766	Duerr A.G.	137,126
13,474	Kloeckner & Co. S.E.*	166,101
5,667	Krones A.G.	675,273
7,041	Nordex S.E.*	200,153
3,569	Pfeiffer Vacuum Technology A.G.	339,468
7,102	SMA Solar Technology A.G.*	391,290
6,230	Software A.G.	241,908

Oak Ridge International Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	GERMANY (Continued)
8,795	STADA Arzneimittel A.G.	$468,323
9,833	Stroeer S.E.	534,754
		4,198,970
	GIBRALTAR – 0.7%
62,795	888 Holdings PLC	211,697

	ITALY – 5.5%
11,607	Biesse S.p.A.	165,427
19,831	Brembo S.p.A.	1,144,011
3,904	DiaSorin S.p.A.	236,290
76,901	Saras S.p.A.	134,671
		1,680,399
	JAPAN – 36.3%
29,600	Adastria Co., Ltd.	978,336
1,400	Arcs Co., Ltd.	33,832
6,000	BML, Inc.	280,670
2,000	Canon Marketing Japan, Inc.	37,983
11,000	Clarion Co., Ltd.	31,887
25,100	Coca-Cola West Co., Ltd.	699,268
11,800	Doutor Nichires Holdings Co., Ltd.	197,564
9,300	en-japan, Inc.	167,969
95,600	FIDEA Holdings Co., Ltd.	132,952
13,300	Foster Electric Co., Ltd.	254,866
24,000	Fujitsu General Ltd.	447,338
11,500	Geo Holdings Corp.	158,477
23,300	Happinet Corp.	184,111
3,700	Hitachi Chemical Co., Ltd.	69,332
58,900	Hitachi Construction Machinery Co., Ltd.	910,614
28,000	J-Oil Mills, Inc.	92,798
18,000	Japan Steel Works Ltd.	76,724
10,000	Kaga Electronics Co., Ltd.	121,010
18,200	Kanamoto Co., Ltd.	416,643
10,300	Kohnan Shoji Co., Ltd.	178,868
49,000	Lion Corp.	717,731
30,000	Marudai Food Co., Ltd.	133,833
8,200	Matsumotokiyoshi Holdings Co., Ltd.	448,747
9,400	Miraca Holdings, Inc.	397,697
21,000	Mitsubishi Gas Chemical Co., Inc.	119,285
43,200	NET One Systems Co., Ltd.	246,946
59,000	Nippon Chemi-Con Corp.	79,920
5,200	Nishimatsuya Chain Co., Ltd.	57,947
32,000	Nisshin Oillio Group Ltd.	143,622
7,900	Nitto Kogyo Corp.	115,716
55,000	OKUMA Corp.	422,179
4,800	Right On Co., Ltd.	60,425
106,800	Round One Corp.	720,455

Oak Ridge International Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN (Continued)
54,000	Sanyo Shokai Ltd.	$119,962
26,000	Sega Sammy Holdings, Inc.	317,442
17,200	Shinko Shoji Co., Ltd.	167,286
36,000	Shinmaywa Industries Ltd.	255,529
2,100	Ship Healthcare Holdings, Inc.	60,022
4,000	Tadano Ltd.	36,483
27,000	Takuma Co., Ltd.	245,288
21,500	Tatsuta Electric Wire and Cable Co., Ltd.	64,072
30,000	Tokyo Dome Corp.	128,686
8,500	Tokyu Construction Co., Ltd.	74,918
14,000	Toshiba TEC Corp.*	51,456
2,800	United Arrows Ltd.	83,695
12,100	UNY Group Holdings Co., Ltd.	88,181
10,900	Yamazen Corp.	91,543
8,200	Yuasa Trading Co., Ltd.	185,053
		11,105,361
	NETHERLANDS – 1.7%
15,424	BE Semiconductor Industries N.V.	435,023
4,948	Fugro N.V.*	88,164
		523,187
	SINGAPORE – 1.6%
164,500	SATS Ltd.	496,928

	SPAIN – 0.7%
15,922	Mediaset Espana Comunicacion S.A.	212,400

	SWEDEN – 5.8%
38,322	Axfood A.B.	705,668
8,553	Clas Ohlson A.B. - B Shares	169,698
2,715	Fastighets A.B. Balder*	70,175
15,872	Intrum Justitia A.B.	555,427
36,523	Klovern A.B. - A Shares	43,128
26,829	Mycronic A.B.	212,280
		1,756,376
	SWITZERLAND – 7.1%
1,170	Georg Fischer A.G.	933,999
6,690	Kardex A.G.	533,719
46,128	Logitech International S.A.	710,019
		2,177,737
	UNITED KINGDOM – 13.5%
7,446	ASOS PLC*	377,046
136,968	Debenhams PLC	146,709
12,103	Dialog Semiconductor PLC*	384,177
34,009	Domino's Pizza Group PLC	519,691
10,830	Go-Ahead Group PLC	402,360
26,738	Greggs PLC	436,468

Oak Ridge International Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED KINGDOM (Continued)
13,395	JD Sports Fashion PLC	$254,940
37,018	Ladbrokes PLC	72,706
6,512	PayPoint PLC	87,531
191,073	QinetiQ Group PLC	680,545
39,582	Stagecoach Group PLC	148,031
21,346	WH Smith PLC	541,380
4,236	WS Atkins PLC	82,462
		4,134,046
	TOTAL COMMON STOCKS (Cost $27,349,346)	29,768,229

	SHORT-TERM INVESTMENTS – 2.3%
705,349	Fidelity Institutional Government Portfolio, 0.24%[1]	705,349

	TOTAL SHORT-TERM INVESTMENTS (Cost $705,349)	705,349

	TOTAL INVESTMENTS – 99.6% (Cost $28,054,695)	30,473,578
	Other Assets in Excess of Liabilities – 0.4%	108,460

	TOTAL NET ASSETS – 100.0%	$30,582,038

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
SUMMARY OF INVESTMENTS
As of May 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	26.7%
Consumer Discretionary	24.0%
Technology	12.9%
Consumer Staples	12.4%
Financials	6.6%
Health Care	4.7%
Communications	3.9%
Materials	3.4%
Energy	2.7%
Total Common Stocks	97.3%
Short-Term Investments	2.3%
Total Investments	99.6%
Other Assets in Excess of Liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS – 95.0%
	COMMUNICATIONS – 4.4%
760	Discovery Communications, Inc. - Class A*	$21,166
530	FairPoint Communications, Inc.*	7,181
80	New Media Investment Group, Inc.	1,394
130	Rubicon Project, Inc.*	1,905
40	Sohu.com, Inc.*	1,671
710	Vonage Holdings Corp.*	3,273
		36,590
	CONSUMER DISCRETIONARY – 25.4%
1,779	ACCO Brands Corp.*	17,683
580	American Axle & Manufacturing Holdings, Inc.*	9,669
190	American Public Education, Inc.*	5,369
250	AMN Healthcare Services, Inc.*	9,335
220	ARC Document Solutions, Inc.*	933
40	Barrett Business Services, Inc.	1,494
620	Cooper Tire & Rubber Co.	19,921
250	Cooper-Standard Holding, Inc.*	21,488
100	Ethan Allen Interiors, Inc.	3,377
770	Express, Inc.*	11,196
20	Flexsteel Industries, Inc.	818
40	Fossil Group, Inc.*	1,115
1,230	Francesca's Holdings Corp.*	12,817
220	GNC Holdings, Inc. - Class A	5,731
750	Herman Miller, Inc.	23,745
370	K12, Inc.*	4,392
660	La-Z-Boy, Inc.	17,477
70	Movado Group, Inc.	1,436
30	Oxford Industries, Inc.	1,901
620	Quad/Graphics, Inc.	11,910
380	RR Donnelley & Sons Co.	6,190
310	Tenneco, Inc.*	16,653
410	Vera Bradley, Inc.*	6,281
		210,931
	CONSUMER STAPLES – 1.8%
30	Herbalife Ltd.*	1,737
70	Ingles Markets, Inc. - Class A	2,609
200	SpartanNash Co.	5,942
930	SUPERVALU, Inc.*	4,306
		14,594
	FINANCIALS – 15.0%
510	Agree Realty Corp. - REIT	21,711
260	Ambac Financial Group, Inc.*	4,287
230	BofI Holding, Inc.*	4,317
1,130	Essent Group Ltd.*	24,702
180	Federated National Holding Co.	3,884
880	Flagstar Bancorp, Inc.*	21,331

Oak Ridge Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
90	HCI Group, Inc.	$2,858
570	Heritage Insurance Holdings, Inc.	7,501
270	HomeStreet, Inc.*	5,551
220	Sovran Self Storage, Inc. - REIT	23,820
240	Universal Insurance Holdings, Inc.	4,666
		124,628
	HEALTH CARE – 14.6%
890	Bruker Corp.	23,496
170	Cambrex Corp.*	8,315
130	Exactech, Inc.*	3,208
40	Five Prime Therapeutics, Inc.*	1,829
80	INC Research Holdings, Inc. - Class A*	3,481
60	LHC Group, Inc.*	2,520
320	Magellan Health, Inc.*	21,200
370	Masimo Corp.*	18,404
100	Molina Healthcare, Inc.*	4,843
60	Natus Medical, Inc.*	1,940
270	Omega Protein Corp.*	5,330
120	Phibro Animal Health Corp. - Class A	2,279
30	Repligen Corp.*	719
330	Triple-S Management Corp. - Class B*	7,583
30	United Therapeutics Corp.*	3,572
30	USANA Health Sciences, Inc.*	3,619
140	VCA, Inc.*	9,090
		121,428
	INDUSTRIALS – 5.3%
60	ArcBest Corp.	1,034
12	Astronics Corp. - Class B*	460
210	Meritor, Inc.*	1,856
40	Mistras Group, Inc.*	992
450	MYR Group, Inc.*	10,886
60	Quanta Services, Inc.*	1,442
220	Saia, Inc.*	5,735
370	Swift Transportation Co.*	5,765
1,130	Wabash National Corp.*	16,023
		44,193
	MATERIALS – 3.2%
210	Domtar Corp.	8,114
320	GCP Applied Technologies, Inc.*	7,594
560	Mercer International, Inc.	5,046
70	Stepan Co.	4,038
430	ZAGG, Inc.*	2,081
		26,873
	TECHNOLOGY – 25.3%
580	AVG Technologies N.V.*	11,148

Oak Ridge Dynamic Small Cap Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
1,890	Brocade Communications Systems, Inc.	$17,124
165	Cirrus Logic, Inc.*	5,940
510	CSG Systems International, Inc.	21,680
300	DSP Group, Inc.*	3,141
770	Extreme Networks, Inc.*	2,841
40	Gigamon, Inc.*	1,246
1,200	Ixia*	12,192
40	Leidos Holdings, Inc.	1,976
320	ManTech International Corp. - Class A	11,498
530	MaxLinear, Inc. - Class A*	10,982
480	Mentor Graphics Corp.	10,291
210	NETGEAR, Inc.*	9,450
990	Nuance Communications, Inc.*	16,553
290	ON Semiconductor Corp.*	2,833
60	Pegasystems, Inc.	1,582
760	Photronics, Inc.*	7,296
1,140	Quality Systems, Inc.	14,490
190	Rovi Corp.*	3,194
270	Sonus Networks, Inc.*	2,473
160	Sykes Enterprises, Inc.*	4,771
870	Teradata Corp.*	24,656
210	Travelport Worldwide Ltd.	2,780
270	TTM Technologies, Inc.*	2,114
490	Web.com Group, Inc.*	8,315
		210,566
	TOTAL COMMON STOCKS (Cost $777,596)	789,803

	SHORT-TERM INVESTMENTS – 11.0%
91,131	Fidelity Institutional Government Portfolio, 0.24%[1]	91,131

	TOTAL SHORT-TERM INVESTMENTS (Cost $91,131)	91,131

	TOTAL INVESTMENTS – 106.0% (Cost $868,727)	880,934
	Liabilities in Excess of Other Assets – (6.0)%	(50,113)

	TOTAL NET ASSETS – 100.0%	$830,821

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
SUMMARY OF INVESTMENTS
As of May 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	25.4%
Technology	25.3%
Financials	15.0%
Health Care	14.6%
Industrials	5.3%
Communications	4.4%
Materials	3.2%
Consumer Staples	1.8%
Total Common Stocks	95.0%
Short-Term Investments	11.0%
Total Investments	106.0%
Liabilities in Excess of Other Assets	(6.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS – 96.3%
	CONSUMER DISCRETIONARY – 23.8%
103	Bright Horizons Family Solutions, Inc.*	$6,673
131	Burlington Stores, Inc.*	7,907
10	Chipotle Mexican Grill, Inc.*	4,420
130	Dunkin' Brands Group, Inc.	5,628
235	Hanesbrands, Inc.	6,361
102	Lennar Corp. - Class A	4,648
157	LKQ Corp.*	5,192
32	O'Reilly Automotive, Inc.*	8,462
219	Sally Beauty Holdings, Inc.*	6,290
33	Ulta Salon Cosmetics & Fragrance, Inc.*	7,689
		63,270
	CONSUMER STAPLES – 5.3%
72	Church & Dwight Co., Inc.	7,090
45	Constellation Brands, Inc. - Class A	6,892
		13,982
	ENERGY – 2.2%
40	Diamondback Energy, Inc.*	3,638
74	Gulfport Energy Corp.*	2,275
		5,913
	FINANCIALS – 5.6%
30	Affiliated Managers Group, Inc.*	5,206
153	BankUnited, Inc.	5,064
34	Signature Bank*	4,590
		14,860
	HEALTH CARE – 12.6%
117	Acadia Healthcare Co., Inc.*	6,888
88	Akorn, Inc.*	2,630
123	Cerner Corp.*	6,840
84	DENTSPLY SIRONA, Inc.	5,222
96	Globus Medical, Inc. - Class A*	2,327
38	Incyte Corp.*	3,208
49	Pacira Pharmaceuticals, Inc.*	2,279
41	Perrigo Co. PLC[1]	3,929
		33,323
	INDUSTRIALS – 24.1%
115	A.O. Smith Corp.	9,464
25	Acuity Brands, Inc.	6,476
101	AMETEK, Inc.	4,830
153	Fortune Brands Home & Security, Inc.	8,977
38	Lennox International, Inc.	5,219
69	Middleby Corp.*	8,570
53	Snap-on, Inc.	8,576
83	Verisk Analytics, Inc. - Class A*	6,589

Oak Ridge Growth Opportunity Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
38	Watsco, Inc.	$5,101
		63,802
	MATERIALS – 2.7%
61	Vulcan Materials Co.	7,122

	TECHNOLOGY – 20.0%
20	Alliance Data Systems Corp.*	4,444
128	Amphenol Corp. - Class A	7,516
108	EPAM Systems, Inc.*	8,263
146	FireEye, Inc.*	2,324
131	Fortinet, Inc.*	4,482
93	Gartner, Inc.*	9,451
118	MAXIMUS, Inc.	6,803
105	Qlik Technologies, Inc.*	3,013
237	Sabre Corp.	6,676
		52,972
	TOTAL COMMON STOCKS (Cost $229,716)	255,244

	SHORT-TERM INVESTMENTS – 14.1%
37,443	Fidelity Institutional Government Portfolio, 0.24%[2]	37,443

	TOTAL SHORT-TERM INVESTMENTS (Cost $37,443)	37,443

	TOTAL INVESTMENTS – 110.4% (Cost $267,159)	292,687
	Liabilities in Excess of Other Assets – (10.4)%	(27,466)

	TOTAL NET ASSETS – 100.0%	$265,221

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
SUMMARY OF INVESTMENTS
As of May 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Industrials	24.1%
Consumer Discretionary	23.8%
Technology	20.0%
Health Care	12.6%
Financials	5.6%
Consumer Staples	5.3%
Materials	2.7%
Energy	2.2%
Total Common Stocks	96.3%
Short-Term Investments	14.1%
Total Investments	110.4%
Liabilities in Excess of Other Assets	(10.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS – 98.3%
	COMMUNICATIONS – 1.8%
12,500	Walt Disney Co.	$1,240,250

	CONSUMER DISCRETIONARY – 23.4%
2,485	Amazon.com, Inc.*	1,796,133
2,200	Chipotle Mexican Grill, Inc.*	972,312
62,870	Hanesbrands, Inc.	1,701,891
16,930	Home Depot, Inc.	2,236,791
40,295	LKQ Corp.*	1,332,556
7,085	O'Reilly Automotive, Inc.*	1,873,486
920	Priceline Group, Inc.*	1,163,184
17,585	Starbucks Corp.	965,241
18,635	Time Warner, Inc.	1,409,924
24,805	TJX Cos., Inc.	1,888,157
13,910	VF Corp.	866,871
		16,206,546
	CONSUMER STAPLES – 9.0%
16,930	Church & Dwight Co., Inc.	1,667,266
20,475	CVS Health Corp.	1,974,814
22,835	Mondelez International, Inc. - Class A	1,015,929
15,485	PepsiCo, Inc.	1,566,618
		6,224,627
	ENERGY – 1.6%
8,660	EOG Resources, Inc.	704,577
21,000	Kinder Morgan, Inc.	379,680
		1,084,257
	FINANCIALS – 3.9%
5,905	Intercontinental Exchange, Inc.	1,600,964
11,155	MasterCard, Inc. - Class A	1,069,764
		2,670,728
	HEALTH CARE – 20.1%
3,935	Alexion Pharmaceuticals, Inc.*	593,792
6,955	Allergan plc*1	1,639,641
2,485	Biogen, Inc.*	719,979
20,210	Cardinal Health, Inc.	1,595,579
21,655	Celgene Corp.*	2,285,036
10,630	Cerner Corp.*	591,134
25,070	Eli Lilly & Co.	1,881,002
9,580	Gilead Sciences, Inc.	834,035
11,550	Incyte Corp.*	974,935
4,470	Perrigo Co. PLC[1]	428,405
4,600	Shire PLC - ADR[1]	856,336
11,810	UnitedHealth Group, Inc.	1,578,643
		13,978,517
	INDUSTRIALS – 7.7%
31,370	AMETEK, Inc.	1,500,113

Oak Ridge Large Cap Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
23,100	Danaher Corp.	$2,272,116
15,095	Illinois Tool Works, Inc.	1,600,523
		5,372,752
	MATERIALS – 2.2%
13,125	Ecolab, Inc.	1,538,775

	TECHNOLOGY – 28.6%
3,805	Alphabet, Inc. - Class A*	2,849,374
2,200	Alphabet, Inc. - Class C*	1,618,584
40,030	Apple, Inc.	3,997,396
20,210	Citrix Systems, Inc.*	1,716,233
13,780	Cognizant Technology Solutions Corp. - Class A*	846,643
15,485	Facebook, Inc. - Class A*	1,839,773
20,870	Fortinet, Inc.*	713,963
50,270	Intel Corp.	1,588,029
35,960	Microsoft Corp.	1,905,880
35,175	Visa, Inc. - Class A	2,776,715
		19,852,590
	TOTAL COMMON STOCKS (Cost $47,027,480)	68,169,042

	SHORT-TERM INVESTMENTS – 1.6%
1,124,060	Fidelity Institutional Government Portfolio, 0.24%[2]	1,124,060

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,124,060)	1,124,060

	TOTAL INVESTMENTS – 99.9% (Cost $48,151,540)	69,293,102
	Other Assets in Excess of Liabilities – 0.1%	100,768

	TOTAL NET ASSETS – 100.0%	$69,393,870

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	28.6%
Consumer Discretionary	23.4%
Health Care	20.1%
Consumer Staples	9.0%
Industrials	7.7%
Financials	3.9%
Materials	2.2%
Communications	1.8%
Energy	1.6%
Total Common Stocks	98.3%
Short-Term Investments	1.6%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2016

Number of Shares		Value

	COMMON STOCKS – 95.5%
	COMMUNICATIONS – 3.4%
280	Verizon Communications, Inc.	$14,252

	CONSUMER DISCRETIONARY – 13.5%
432	General Motors Co.	13,513
151	Home Depot, Inc.	19,950
182	Time Warner, Inc.	13,770
154	VF Corp.	9,598
		56,831
	CONSUMER STAPLES – 16.0%
195	CVS Health Corp.	18,808
147	Hershey Co.	13,649
79	Kraft Heinz Co.	6,572
237	Mondelez International, Inc. - Class A	10,544
178	PepsiCo, Inc.	18,008
		67,581
	ENERGY – 7.5%
115	Chevron Corp.	11,615
149	Exxon Mobil Corp.	13,264
362	Kinder Morgan, Inc.	6,545
		31,424
	FINANCIALS – 13.1%
55	BlackRock, Inc.	20,012
161	CME Group, Inc.	15,760
299	JPMorgan Chase & Co.	19,516
		55,288
	HEALTH CARE – 17.1%
96	Amgen, Inc.	15,163
206	Cardinal Health, Inc.	16,264
167	Eli Lilly & Co.	12,530
128	Gilead Sciences, Inc.	11,143
125	UnitedHealth Group, Inc.	16,709
		71,809
	INDUSTRIALS – 9.2%
142	Boeing Co.	17,913
195	Illinois Tool Works, Inc.	20,676
		38,589
	TECHNOLOGY – 15.7%
229	Apple, Inc.	22,868
161	Automatic Data Processing, Inc.	14,142
490	Intel Corp.	15,479
261	Microsoft Corp.	13,833
		66,322
	TOTAL COMMON STOCKS (Cost $350,267)	402,096

Oak Ridge Dividend Growth Fund
SCHEDULE OF INVESTMENTS – Continued
As of May 31, 2016

Number of Shares		Value

	SHORT-TERM INVESTMENTS – 11.1%
46,647	Fidelity Institutional Government Portfolio, 0.24%[1]	$46,647

	TOTAL SHORT-TERM INVESTMENTS (Cost $46,647)	46,647

	TOTAL INVESTMENTS – 106.6% (Cost $396,914)	448,743
	Liabilities in Excess of Other Assets – (6.6)%	(27,670)

	TOTAL NET ASSETS – 100.0%	$421,073

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
SUMMARY OF INVESTMENTS
As of May 31, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Health Care	17.1%
Consumer Staples	16.0%
Technology	15.7%
Consumer Discretionary	13.5%
Financials	13.1%
Industrials	9.2%
Energy	7.5%
Communications	3.4%
Total Common Stocks	95.5%
Short-Term Investments	11.1%
Total Investments	106.6%
Liabilities in Excess of Other Assets	(6.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of May 31, 2016

	Oak Ridge Small Cap Growth Fund	Oak Ridge International Small Cap Fund	Oak Ridge Dynamic Small Cap Fund

Assets:
Investments, at cost	$1,819,346,643	$28,054,695	$868,727
Investments in affiliated issuers, at cost	25,000,000	-	-
Total investments, at cost	1,844,346,643	28,054,695	868,727

Investments, at value	$2,203,480,477	$30,473,578	$880,934
Investments in affiliated issuers, at value	27,325,000	-	-
Total invesments, at value	2,230,805,477	30,473,578	880,934

Receivables:
Investment securities sold	-	-	31,395
Fund shares sold	1,097,954	-	-
Dividends and interest	292,271	89,985	396
Reimbursement by affiliate for investment transaction loss (Note 4)	-	94,276	-
Prepaid expenses	99,528	18,106	17,211
Prepaid offering costs	-	7,388	7,320
Total assets	2,232,295,230	30,683,333	937,256

Liabilities:
Payables:
Investment securities purchased	-	-	39,850
Fund shares redeemed	3,101,102	-	-
Advisory fees	1,223,619	-	-
Transfer agent fees and expenses (Note 2)	593,168	4,859	6,531
Distribution fees - Class A (Note 8)	72,540	294	7
Distribution fees - Class C (Note 8)	59,210	-	-
Fund administration fees	132,930	4,277	5,277
Fund accounting fees	48,021	5,681	4,263
Auditing fees	17,293	17,500	17,500
Custody fees	12,339	7,330	1,807
Chief Compliance Officer fees	131	1,822	3,822
Offering costs - Advisor	-	45,118	21,758
Shareholder servicing fees (Note 7)	-	4,954	373
Accrued other expenses	83,593	9,460	5,247
Total liabilities	5,343,946	101,295	106,435

Net Assets	$2,226,951,284	$30,582,038	$830,821

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$1,795,648,974	$28,078,115	$847,945
Accumulated net investment income (loss)	(6,255,495)	198,569	(312)
Accumulated net realized gain (loss) on investments and
foreign currency transactions	51,098,971	(114,805)	(29,019)
Net unrealized appreciation on:
Investments	384,133,834	2,418,883	12,207
Foreign currency translations	-	1,276	-
Net unrealized appreciation on affiliated issuers	2,325,000	-	-
Net Assets	$2,226,951,284	$30,582,038	$830,821

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of May 31, 2016

	Oak Ridge Small Cap Growth Fund	Oak Ridge International Small Cap Fund	Oak Ridge Dynamic Small Cap Fund

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$357,214,649	$2,151,169	$31,961
Shares of beneficial interest issued and outstanding	10,498,613	196,492	3,206
Redemption price per share*	34.02	10.95	9.97
Maximum sales charge (5.75% of offering price)**	2.08	0.67	0.61
Maximum offering price to public	$36.10	$11.62	$10.58

Class C Shares:
Net assets applicable to shares outstanding	$71,123,227	$-	$-
Shares of beneficial interest issued and outstanding	2,622,999	-	-
Redemption price per share***	$27.12	$-	$-

Class I Shares:[1]
Net assets applicable to shares outstanding	$1,657,047,392	$28,430,869	$798,860
Shares of beneficial interest issued and outstanding	47,449,801	2,592,543	80,050
Redemption price per share	$34.92	$10.97	$9.98

Class K Shares:
Net assets applicable to shares outstanding	$141,566,016	$-	$-
Shares of beneficial interest issued and outstanding	4,083,880	-	-
Redemption price per share	$34.66	$-	$-

[1]	Effective September 30, 2015, the Class Y shares of Oak Ridge Small Cap Growth Fund were re-designated as Class I shares.
*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% may be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of May 31, 2016

	Oak Ridge Growth Opportunity Fund	Oak Ridge Large Cap Growth Fund	Oak Ridge Dividend Growth Fund

Assets:
Investments, at cost	$267,159	$48,151,540	$396,914
Investments, at value	$292,687	$69,293,102	$448,743
Receivables:
Investment securities sold	1,545	270,246	-
Fund shares sold	-	3,806	-
Dividends and interest	169	83,823	1,111
Prepaid expenses	10,872	32,739	10,529
Total assets	305,273	69,683,716	460,383

Liabilities:
Payables:
Investment securities purchased	2,609	-	-
Fund shares redeemed	-	138,965	-
Advisory fees	-	26,332	-
Transfer agent fees and expenses (Note 2)	5,716	42,757	4,062
Distribution fees - Class A (Note 8)	23	8,269	21
Distribution fees - Class C (Note 8)	-	13,419	-
Fund administration fees	5,991	12,320	4,706
Fund accounting fees	1,316	8,755	3,551
Auditing fees	18,301	17,677	18,301
Custody fees	214	5,607	1,513
Chief Compliance Officer fees	925	2,424	425
Offering costs - Advisor	1,305	-	830
Shareholder servicing fees (Note 7)	318	-	690
Accrued other expenses	3,334	13,321	5,211
Total liabilities	40,052	289,846	39,310

Net Assets	$265,221	$69,393,870	$421,073

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an
unlimited number of shares authorized)	$241,042	$91,985,511	$368,303
Accumulated net investment income (loss)	(487)	(92,027)	941
Accumulated net realized loss on investments and
foreign currency transactions	(862)	(43,641,176)	-
Net unrealized appreciation on:
Investments	25,528	21,141,562	51,829
Net Assets	$265,221	$69,393,870	$421,073

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of May 31, 2016

	Oak Ridge Growth Opportunity Fund	Oak Ridge Large Cap Growth Fund	Oak Ridge Dividend Growth Fund

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$120,262	$39,346,160	$101,203
Shares of beneficial interest issued and outstanding	10,083	1,989,892	8,435
Redemption price per share*	11.93	19.77	12.00
Maximum sales charge (5.75% of offering price)**	0.73	1.21	0.73
Maximum offering price to public	$12.66	$20.98	$12.73

Class C Shares:
Net assets applicable to shares outstanding	$-	$15,876,106	$-
Shares of beneficial interest issued and outstanding	-	889,129	-
Redemption price per share***	$-	$17.86	$-

Class I Shares:[1]
Net assets applicable to shares outstanding	$144,959	$14,171,604	$319,870
Shares of beneficial interest issued and outstanding	12,122	703,581	26,481
Redemption price per share	$11.96	$20.14	$12.08

[1]	Effective September 30, 2015, the Class Y shares of Oak Ridge Large Cap Growth Fund were re-designated as Class I shares.
*	No sales charge applies on investments of $500,000 or more, but a Contingent Deferred Sales Charge ("CDSC") of 1% may be imposed on certain redemptions of such shares within 12 months of the date of purchase.
**	On sales of $50,000 or more, the sales charge will be reduced.
***	A Contingent Deferred Sales Charge ("CDSC") of 1% may be charged on share purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Periods Ended May 31, 2016

	Oak Ridge Small Cap Growth Fund		Oak Ridge International Small Cap Fund[1]	Oak Ridge Dynamic Small Cap Fund[1]

Investment Income:
Dividends (net of foreign withholding taxes of $0,
$52,675 and $3, respectively)	$8,254,507		$389,328	$4,665
Interest	112,593		798	53
Total investment income	8,367,100		390,126	4,718

Expenses:
Advisory fees	19,255,130		176,891	3,694
Transfer agent fees and expenses	-		20,466	22,138
Transfer agent fees and expenses - Class A (Note 2)	860,206		-	-
Transfer agent fees and expenses - Class C (Note 2)	201,351		-	-
Transfer agent fees and expenses - Class I (Note 2)	3,245,295	[2]	-	-
Transfer agent fees and expenses - Class K (Note 2)	3,321		-	-
Distribution fees - Class A (Note 8)	995,412		346	34
Distribution fees - Class C (Note 8)	806,851		-	-
Fund administration fees	929,940		20,828	21,827
Shareholder reporting fees	409,998		3,567	3,167
Fund accounting fees	327,335		38,930	18,556
Registration fees	317,002		22,844	18,902
Custody fees	129,275		29,284	6,683
Legal fees	35,998		10,023	8,023
Miscellaneous	34,987		5,858	3,668
Auditing fees	17,498		17,500	17,500
Insurance fees	13,798		803	803
Trustees' fees and expenses	12,500		4,680	4,680
Offering costs	8,582		14,191	14,191
Chief Compliance Officer fees	4,126		3,695	5,695
Shareholder servicing fees (Note 7)	-		5,117	408

Total expenses	27,608,605		375,023	149,969
Less fees waived and expenses reimbursed	(933,200)		(153,563)	(145,210)
Affiliated fund fee waived (Note 4)	(140,935)		-	-
Net expenses	26,534,470		221,460	4,759
Net investment income (loss)	(18,167,370)		168,666	(41)

Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Affiliated Issuers:
Net realized gain (loss) on:
Investments	100,210,976		(101,392)	(27,699)
Affiliated issuers	(6,567,495)		-	-
Foreign currency transactions	-		(87,662)	-
Net realized gain (loss)	93,643,481		(189,054)	(27,699)
Net change in unrealized appreciation/depreciation on:
Investments	(390,827,131)		2,418,883	33,823
Foreign currency translations	-		1,276	-
Affiliated issuers	1,031,948		-	-
Net change in unrealized appreciation/depreciation	(389,795,183)		2,420,159	33,823
Reimbursement by affiliate for investment transaction loss (Note 4)	-		87,580	-
Net realized and unrealized gain (loss) on investments,
foreign currency and affiliated issuers	(296,151,702)		2,318,685	6,124

Net Increase (Decrease) in Net Assets from Operations	$(314,319,072)		$2,487,351	$6,083

[1]	The International Small Cap Fund and Dynamic Small Cap Fund commenced operations on September 30, 2015.
[2]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Periods Ended May 31, 2016

	Oak Ridge Growth Opportunity Fund	Oak Ridge Large Cap Growth Fund		Oak Ridge Dividend Growth Fund

Investment Income:
Dividends	$1,135	$796,723		$10,673
Interest	44	2,992		45
Total investment income	1,179	799,715		10,718

Expenses:
Advisory fees	1,472	551,243		2,979
Transfer agent fees and expenses	33,189	-		33,347
Transfer agent fees and expenses - Class A (Note 2)	-	91,150		-
Transfer agent fees and expenses - Class C (Note 2)	-	28,790		-
Transfer agent fees and expenses - Class I (Note 2)	-	23,402	[1]	-
Distribution fees - Class A (Note 8)	162	103,095		209
Distribution fees - Class C (Note 8)	-	169,423		-
Fund administration fees	37,770	43,603		37,245
Shareholder reporting fees	1,501	13,501		1,500
Fund accounting fees	32,424	36,455		33,919
Registration fees	2,200	69,378		4,798
Custody fees	9,807	14,623		8,905
Legal fees	10,801	16,001		12,000
Miscellaneous	4,199	4,000		4,500
Auditing fees	17,498	17,498		17,498
Insurance fees	1,200	2,402		1,299
Trustees' fees and expenses	5,002	5,500		5,000
Offering costs	-	8,607		-
Chief Compliance Officer fees	4,584	4,084		5,384
Shareholder servicing fees (Note 7)	98	-		199

Total expenses	161,907	1,202,755		168,782
Less fees waived and expenses reimbursed	(159,490)	(172,572)		(164,601)
Net expenses	2,417	1,030,183		4,181
Net investment income (loss)	(1,238)	(230,468)		6,537

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on Investments	365	6,950,340		2,546
Net change in unrealized appreciation/depreciation on Investments	(13,366)	(9,159,440)		(20,831)
Net realized and unrealized loss on investments	(13,001)	(2,209,100)		(18,285)

Net Decrease in Net Assets from Operations	$(14,239)	$(2,439,568)		$(11,748)

[1]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period December 1, 2014 through May 31, 2015*	For the Year Ended November 30, 2014
	For the Year Ended May 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(18,167,370)	$(9,685,512)	$(17,094,009)
Net realized gain on investments	93,643,481	117,726,083	145,255,548
Net change in unrealized appreciation/depreciation on investments and
affiliated issuers	(389,795,183)	68,340,972	(2,052,651)
Net increase (decrease) in net assets resulting from operations	(314,319,072)	176,381,543	126,108,888

Distributions to Shareholders:
From net realized gain:
Class A	(24,925,494)	(29,453,144)	-
Class C	(6,277,647)	(7,041,104)	-
Class I2	(107,371,263)	(97,385,396)	-
Class K	(7,709,255)	(7,349,575)	-
Total distributions to shareholders	(146,283,659)	(141,229,219)	-

Capital Transactions:
Net proceeds from shares sold:
Class A	80,318,940	55,604,301	124,418,443	[1]
Class B	-	-	58,654	[1]
Class C	8,234,433	7,122,595	14,505,920	[1]
Class I2	506,372,211	328,750,802	492,468,016	[1]
Class K	57,584,798	46,422,397	97,245,575	[1]
Class R	-	-	3,057,401	[1]
Reinvestment of distributions:
Class A	23,333,130	26,746,817	-
Class C	5,277,020	5,550,927	-
Class I2	103,616,318	91,639,175	-
Class K	6,142,657	5,412,813	-
Cost of shares redeemed:
Class A**	(130,733,297)	(87,678,661)	(285,638,946)	[1]
Class B	-	-	(1,708,154)	[1]
Class C**	(18,751,603)	(9,901,224)	(29,722,048)	[1]
Class I2	(459,559,920)	(198,348,238)	(278,828,581)	[1]
Class K	(28,620,512)	(10,597,089)	(27,470,049)	[1]
Class R	-	-	(867,789)	[1]
Net increase in net assets from capital transactions	153,214,175	260,724,615	107,518,442

Total increase (decrease) in net assets	(307,388,556)	295,876,939	233,627,330

Net Assets:
Beginning of period	2,534,339,840	2,238,462,901	2,004,835,571
End of period	$2,226,951,284	$2,534,339,840	$2,238,462,901

Accumulated net investment loss	$(6,255,495)	$(8,415,465)	$-

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS - Continued

		For the Period December 1, 2014 through May 31, 2015*
	For the Year Ended May 31, 2016		For the Year Ended November 30, 2014

Capital Share Transactions:
Shares sold:
Class A	2,209,117	1,381,575	3,373,878	[1]
Class B	-	-	1,720	[1]
Class C	274,687	221,546	450,512	[1]
Class I2	13,558,708	8,009,563	12,541,889	[1]
Class K	1,591,392	1,142,325	2,515,644	[1]
Class R	-	-	79,867	[1]
Shares reinvested:
Class A	671,457	726,224	-
Class C	189,889	184,110	-
Class I2	2,910,571	2,439,159	-
Class K	173,915	145,349	-
Shares redeemed:
Class A	(3,692,825)	(2,227,059)	(7,409,149)	[1]
Class B	-	-	(127,713)	[1]
Class C	(666,578)	(304,063)	(929,698)	[1]
Class I2	(12,777,098)	(4,866,012)	(7,063,165)	[1]
Class K	(793,662)	(261,752)	(703,499)	[1]
Class R	-	-	(115,261)	[1]
Net increase in capital share transactions	3,649,573	6,590,965	2,615,025

*	Fiscal year changed to May 31, effective December 1, 2014.
**	Net redemption fees of $2 and $186 for Class A and Class C, respectively.
[1]	With the Plan of Reorganization with respect to Pioneer Oak Ridge Small Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Acquiring Fund, Class C, Class K and Class Y shareholders received Class C, Class K and Class Y shares of the Acquring Fund, respectively, effective as of the close of business on October 17, 2014. See Note 3 in the accompanying Notes to Financial Statements.
[2]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period September 30, 2015* through May 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$168,666
Net realized loss on investments	(189,054)
Net change in unrealized appreciation/depreciation on investments	2,420,159
Net increase from reimbursement by affiliate for investment
transaction loss (Note 4)	87,580
Net increase in net assets resulting from operations	2,487,351

Capital Transactions:
Net proceeds from shares sold:
Class A	2,143,545
Class I	25,961,127
Cost of shares redeemed:
Class A	(17,280)
Contribution to capital from affiliate:
Class A	3,779
Class I	3,516
Net increase in net assets from capital transactions	28,094,687

Total increase in net assets	30,582,038

Net Assets:
Beginning of period	-
End of period	$30,582,038

Accumulated net investment income	$198,569

Capital Share Transactions:
Shares sold:
Class A	198,107
Class I	2,592,543
Shares redeemed:
Class A	(1,615)
Net increase in capital share transactions	2,789,035

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period September 30, 2015* through May 31, 2016

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(41)
Net realized loss on investments	(27,699)
Net change in unrealized appreciation/depreciation on investments	33,823
Net increase in net assets resulting from operations	6,083

Distributions to Shareholders:
From net investment income:
Class A	(10)
Class I	(722)
From net realized gain:
Class A	(22)
Class I	(1,299)
Total distributions to shareholders	(2,053)

Capital Transactions:
Net proceeds from shares sold:
Class A	33,477
Class I	271,280
Class I Capital Issued with Reorganization of Private Fund (Note 1)	519,981
Reinvestment of Distributions:
Class A	32
Class I	2,021
Net increase in net assets from capital transactions	826,791

Total increase in net assets	830,821

Net Assets:
Beginning of period	-
End of period	$830,821

Accumulated net investment loss	$(312)

Capital Share Transactions:
Shares sold:
Class A	3,203
Class I	27,860
Class I Shares Issued with Reorganization of Private Fund (Note 1)	51,998
Shares reinvested:
Class A	3
Class I	192
Net increase in capital share transactions	83,256

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(1,238)	$(1,072)
Net realized gain on investments	365	1,865
Net change in unrealized appreciation/depreciation on investments	(13,366)	22,626
Net increase (decrease) in net assets resulting from operations	(14,239)	23,419

Distributions to Shareholders:
From net realized gain:
Class A	-	(832)
Class I	-	(3,089)
Total distributions to shareholders	-	(3,921)

Capital Transactions:
Net proceeds from shares sold:
Class A	115,966	6,482
Class I	20,603	-
Reinvestment of distributions:
Class A	-	832
Class I	-	3,089
Cost of shares redeemed:
Class A	(35,617)	(30)
Net increase in net assets from capital transactions	100,952	10,373

Total increase in net assets	86,713	29,871

Net Assets:
Beginning of period	178,508	148,637
End of period	$265,221	$178,508

Accumulated net investment loss	$(487)	$(940)

Capital Share Transactions:
Shares sold:
Class A	9,897	502
Class I	1,861	-
Shares reinvested:
Class A	-	70
Class I	-	260
Shares redeemed:
Class A	(3,078)	(3)
Net increase in capital share transactions	8,680	829

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period December 1, 2014 through May 31, 2015*
	For the Year Ended May 31, 2016		For the Year Ended November 30, 2014

Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(230,468)	$(175,427)	$(402,351)
Net realized gain on investments	6,950,340	3,702,268	18,376,312
Net change in unrealized appreciation/depreciation on investments	(9,159,440)	(369,999)	(8,564,335)
Net increase (decrease) in net assets resulting from operations	(2,439,568)	3,156,842	9,409,626

Capital Transactions:
Net proceeds from shares sold:
Class A	1,853,262	2,165,468	4,397,176	[1]
Class B	-	-	32,050	[1]
Class C	1,653,164	550,814	2,582,353	[1]
Class I2	517,700	876,832	4,236,745	[1]
Class R	-	-	285,253	[1]
Cost of shares redeemed:
Class A	(5,676,293)	(4,303,651)	(24,111,531)	[1]
Class B	-	-	(1,279,892)	[1]
Class C	(3,605,965)	(2,227,683)	(8,261,718)	[1]
Class I2	(2,228,176)	(1,374,149)	(2,603,383)	[1]
Class R	-	-	(353,403)	[1]
Net decrease in net assets from capital transactions	(7,486,308)	(4,312,369)	(25,076,350)

Total decrease in net assets	(9,925,876)	(1,155,527)	(15,666,724)

Net Assets:
Beginning of period	79,319,746	80,475,273	96,141,997
End of period	$69,393,870	$79,319,746	$80,475,273

Accumulated net investment loss	$(92,027)	$(160,089)	$(368,079)

Capital Share Transactions:
Shares sold:
Class A	93,336	110,373	369,939	[1]
Class B	-	-	2,012	[1]
Class C	91,628	30,801	158,372	[1]
Class I2	25,513	42,982	226,845	[1]
Class R	-	-	16,735	[1]
Shares redeemed:
Class A	(286,670)	(215,923)	(1,340,721)	[1]
Class B	-	-	(143,340)	[1]
Class C	(201,949)	(122,707)	(502,368)	[1]
Class I2	(111,449)	(67,737)	(143,675)	[1]
Class R	-	-	(87,193)	[1]
Net decrease in capital share transactions	(389,591)	(222,211)	(1,443,394)

*	Fiscal year changed to May 31, effective December 1, 2014.
[1]	With the Plan of Reorganization with respect to Pioneer Oak Ridge Large Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Acquiring Fund, Class C and Class Y shareholders received Class C and Class Y shares of the Acquiring Fund, respectively, effective as of the close of business on October 17, 2014. See Note 3 in the accompanying Notes to Financial Statements.
[2]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015

Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$6,537	$4,664
Net realized gain on investments	2,546	3,395
Net change in unrealized appreciation/depreciation on investments	(20,831)	30,117
Net increase (decrease) in net assets resulting from operations	(11,748)	38,176

Distributions to Shareholders:
From net investment income:
Class A	(1,209)	(385)
Class I	(5,111)	(4,257)
From net realized gain:
Class A	(1,239)	(25)
Class I	(4,703)	(276)
Total distributions to shareholders	(12,262)	(4,943)

Capital Transactions:
Net proceeds from shares sold:
Class A	47,392	36,156
Reinvestment of distributions:
Class A	2,448	410
Class I	9,815	4,533
Cost of shares redeemed:
Class A	(10,546)	(50)
Net increase in net assets from capital transactions	49,109	41,049

Total increase in net assets	25,099	74,282

Net Assets:
Beginning of period	395,974	321,692
End of period	$421,073	$395,974

Accumulated net investment income	$941	$714

Capital Share Transactions:
Shares sold:
Class A	3,907	2,869
Shares reinvested:
Class A	205	34
Class I	817	375
Shares redeemed:
Class A	(895)	(5)
Net increase in capital share transactions	4,034	3,273

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period December 1, 2014 through May 31, 2015**
	For the Year Ended May 31, 2016				For the Year Ended November 30, 2014***		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011

Net asset value, beginning of period	$41.23		$40.94		$38.74		$29.43	$28.42	$26.84
Income from Investment Operations:
Net investment loss	(0.37)	[1]	(0.21)	[1]	(0.40)	[1]	(0.32)	(0.27)	(0.28)
Net realized and unrealized gain (loss) on investments	(4.54)		3.10		2.60		11.58	2.18	3.30
Total from investment operations	(4.91)		2.89		2.20		11.26	1.91	3.02

Less Distributions:
From net realized gain	(2.30)		(2.60)		-		(1.95)	(0.90)	(1.44)

Net asset value, end of period	$34.02		$41.23		$40.94		$38.74	$29.43	$28.42

Total return[2]	(12.00)%		7.83%	[3]	5.68%		38.32%	6.76%	11.51%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$357,215		$466,398		$467,897		$599,193	$419,590	$523,611

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.38%		1.34%	[4]	1.39%		1.40%	1.51%	1.51%
After fees waived and expenses absorbed	1.38%		1.34%	[4]	1.38%		1.40%	1.40%	1.40%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.02)%		(1.03)%	[4]	(1.04)%		(0.99)%	(0.98)%	(1.11)%
After fees waived and expenses absorbed	(1.02)%		(1.03)%	[4]	(1.03)%		(0.99)%	(0.88)%	(1.00)%

Portfolio turnover rate	30%		22%	[3]	23%		24%	23%	26%

*	Financial information from December 1, 2010 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	In connection with the reorganization of the Pioneer Oak Ridge Small Cap Growth Fund into Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period December 1, 2014 through May 31, 2015**
	For the Year Ended May 31, 2016				For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011

Net asset value, beginning of period	$33.63		$34.01		$32.42		$25.04	$24.48	$23.50
Income from Investment Operations:
Net investment loss	(0.52)	[1]	(0.29)	[1]	(0.56)	[1]	(0.46)	(0.36)	(0.42)
Net realized and unrealized gain (loss) on investments	(3.69)		2.51		2.15		9.79	1.82	2.84
Total from investment operations	(4.21)		2.22		1.59		9.33	1.46	2.42

Less Distributions:
From net realized gain	(2.30)		(2.60)		-		(1.95)	(0.90)	(1.44)

Net asset value, end of period	$27.12		$33.63		$34.01		$32.42	$25.04	$24.48

Total return[2]	(12.68)%		7.42%	[3]	4.90%		37.33%	6.01%	10.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71,123		$95,018		$92,622		$103,819	$73,426	$60,111

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	2.17%		2.12%	[4]	2.08%		2.12%	2.17%	2.20%
After fees waived and expenses absorbed	2.16%		2.12%	[4]	2.08%		2.12%	2.17%	2.20%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(1.81)%		(1.81)%	[4]	(1.74)%		(1.71)%	(1.63)%	(1.81)%
After fees waived and expenses absorbed	(1.80)%		(1.81)%	[4]	(1.74)%		(1.71)%	(1.63)%	(1.81)%

Portfolio turnover rate	30%		22%	[3]	23%		24%	23%	26%

*	Financial information from December 1, 2010 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class I*5

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period December 1, 2014 through May 31, 2015**
	For the Year Ended May 31, 2016				For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012	For the Year Ended November 30, 2011

Net asset value, beginning of period	$42.12		$41.69		$39.31		$29.73	$28.59	$26.91
Income from Investment Operations:
Net investment loss	(0.25)	[1]	(0.15)	[1]	(0.26)	[1]	(0.20)	(0.11)	(0.17)
Net realized and unrealized gain (loss) on investments	(4.65)		3.18		2.64		11.73	2.15	3.29
Total from investment operations	(4.90)		3.03		2.38		11.53	2.04	3.12

Less Distributions:
From net realized gain	(2.30)		(2.60)		-		(1.95)	(0.90)	(1.44)

Net asset value, end of period	$34.92		$42.12		$41.69		$39.31	$29.73	$28.59

Total return[2]	(11.74)%		8.03%	[3]	6.05%		38.84%	7.17%	11.86%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,657,047		$1,842,921		$1,591,679		$1,285,381	$844,740	$460,667

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.10%		1.05%	[4]	1.00%		1.02%	1.03%	1.10%
After fees waived and expenses absorbed	1.04%		1.05%	[4]	1.00%		1.02%	1.03%	1.10%
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.75)%		(0.74)%	[4]	(0.65)%		(0.61)%	(0.47)%	(0.71)%
After fees waived and expenses absorbed	(0.69)%		(0.74)%	[4]	(0.65)%		(0.61)%	(0.47)%	(0.71)%

Portfolio turnover rate	30%		22%	[3]	23%		24%	23%	26%

*	Financial information from December 1, 2010 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

Oak Ridge Small Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class K*

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period December 1, 2014 through May 31, 2015**				For the Period December 20, 2012*** through November 30, 2013
	For the Year Ended May 31, 2016				For the Year Ended November 30, 2014

Net asset value, beginning of period	$41.77		$41.35		$38.94		$29.77
Income from Investment Operations:
Net investment loss	(0.20)	[1]	(0.12)	[1]	(0.21)	[1]	(0.09)	[2]
Net realized and unrealized gain (loss) on investments	(4.61)		3.14		2.62		11.21
Total from investment operations	(4.81)		3.02		2.41		11.12

Less Distributions:
From net realized gain	(2.30)		(2.60)		-		(1.95)

Net asset value, end of period	$34.66		$41.77		$41.35		$38.94

Total return[3]	(11.59)%		8.08%	[4]	6.19%		37.14%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$141,566		$130,003		$86,265		$10,677

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	0.92%		0.90%	[5]	0.88%		0.89%	[5]
After fees waived and expenses absorbed	0.91%		0.90%	[5]	0.88%		0.89%	[5]
Ratio of net investment loss to average net assets (including interest expense):
Before fees waived and expenses absorbed	(0.57)%		(0.59)%	[5]	(0.54)%		(0.54)%	[5]
After fees waived and expenses absorbed	(0.56)%		(0.59)%	[5]	(0.54)%		(0.54)%	[5]

Portfolio turnover rate	30%		22%	[4]	23%		24%	[4]

*	Financial information from December 20, 2012 through October 17, 2014 is for the Pioneer Oak Ridge Small Cap Growth Fund, which was reorganized into the Oak Ridge Small Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	Class K shares were first publicly offered on December 20, 2012.
[1]	Based on average shares outstanding for the period.
[2]	The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 1, 2015* through May 31, 2016

Net asset value, beginning of period	$10.68
Income from Investment Operations:
Net investment income[1]	0.06
Net realized and unrealized gain on investments	0.19
Net increase from reimbursement by affiliate for investment
transaction loss (Note 4)	-	[2]
Total from investment operations	0.25

Contribution to capital from affiliate (Note 4)	0.02

Net asset value, end of period	$10.95

Total return[3]	2.53%	[4,5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,151

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.43%	[6]
After fees waived and expenses absorbed	1.50%	[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.25%	[6]
After fees waived and expenses absorbed	1.18%	[6]

Portfolio turnover rate	76%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	In 2016, 0.19% of the fund's total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge International Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period September 30, 2015* through May 31, 2016

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.07
Net realized and unrealized gain on investments	0.87
Net increase from reimbursement by affiliate for investment
transaction loss (Note 4)	0.03
Total from investment operations	0.97

Contribution to capital from affiliate (Note 4)	-	[2]

Net asset value, end of period	$10.97

Total return[3]	9.70%	[4,5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$28,431

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.12%	[6]
After fees waived and expenses absorbed	1.25%	[6]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.08%	[6]
After fees waived and expenses absorbed	0.95%	[6]

Portfolio turnover rate	76%	[5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	In 2016, 0.40% of the fund's total return consists of a voluntary reimbursement by an affiliate for investment transaction losses.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period December 1, 2015* through May 31, 2016

Net asset value, beginning of period	$10.97
Income from Investment Operations:
Net investment loss[1]	(0.02)
Net realized and unrealized loss on investments	(0.95)
Total from investment operations	(0.97)

Less Distributions:
From net investment income	(0.01)
From net realized gain	(0.02)
Total distributions	(0.03)

Net asset value, end of period	$9.97

Total return[2]	(8.81)%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	38.27%	[4]
After fees waived and expenses absorbed	1.40%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(37.24)%	[4]
After fees waived and expenses absorbed	(0.37)%	[4]

Portfolio turnover rate	78%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dynamic Small Cap Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period September 30, 2015* through May 31, 2016

Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	-	[2]
Net realized and unrealized gain on investments	0.01
Total from investment operations	0.01

Less Distributions:
From net investment income	(0.01)
From net realized gain	(0.02)
Total distributions	(0.03)

Net asset value, end of period	$9.98

Total return[3]	0.16%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$799

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	36.44%	[5]
After fees waived and expenses absorbed	1.15%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(35.29)%	[5]
After fees waived and expenses absorbed	0.00%	[5]

Portfolio turnover rate	78%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014

Net asset value, beginning of period	$13.20	$11.73	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.10)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.17)	1.89	1.82
Total from investment operations	(1.27)	1.78	1.73

Less Distributions:
From net realized gain	-	(0.31)	-

Net asset value, end of period	$11.93	$13.20	$11.73

Total return[2]	(9.62)%	15.46%	17.30%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$120	$43	$32

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	82.52%	111.05%	158.82%	[4]
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(81.92)%	(110.51)%	(158.24)%	[4]
After fees waived and expenses absorbed	(0.80)%	(0.86)%	(0.82)%	[4]

Portfolio turnover rate	41%	40%	26%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Growth Opportunity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014

Net asset value, beginning of period	$13.20	$11.70	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.07)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	(1.17)	1.89	1.76
Total from investment operations	(1.24)	1.81	1.70

Less Distributions:
From net realized gain	-	(0.31)	-

Net asset value, end of period	$11.96	$13.20	$11.70

Total return[2]	(9.39)%	15.76%	17.00%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$145	$135	$117

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	82.27%	110.80%	158.57%	[4]
After fees waived and expenses absorbed	1.15%	1.15%	1.15%	[4]
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(81.67)%	(110.26)%	(157.99)%	[4]
After fees waived and expenses absorbed	(0.55)%	(0.61)%	(0.57)%	[4]

Portfolio turnover rate	41%	40%	26%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class A*

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period December 1, 2014 through May 31, 2015**
	For the Year Ended May 31, 2016				For the Year Ended November 30, 2014***		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Year Ended November 30, 2011

Net asset value, beginning of period	$20.35		$19.55		$17.40		$13.46	$12.02		$11.59
Income from Investment Operations:
Net investment loss	(0.02)	[1]	(0.02)	[1]	(0.05)	[1]	(0.03)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	(0.56)		0.82		2.20		3.97	1.47		0.46
Total from investment operations	(0.58)		0.80		2.15		3.94	1.44		0.43

Net asset value, end of period	$19.77		$20.35		$19.55		$17.40	$13.46		$12.02

Total return[2]	(2.85)%		4.09%	[5]	12.36%		29.27%	11.98%	[4]	3.71%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,346		$44,427		$44,742		$56,708	$48,629		$50,370

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.54%		1.61%	[6]	1.59%		1.54%	1.63%		1.55%
After fees waived and expenses absorbed	1.20%		1.20%	[6]	1.23%		1.20%	1.20%		1.20%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.45)%		(0.65)%	[6]	(0.61)%		(0.54)%	(0.67)%		(0.56)%
After fees waived and expenses absorbed	(0.11)%		(0.24)%	[6]	(0.25)%		(0.20)%	(0.24)%		(0.21)%

Portfolio turnover rate	23%		11%	[5]	29%		16%	25%		37%

*	Financial information from December 1, 2010 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
***	In connection with the reorganization of the Pioneer Oak Ridge Large Cap Growth Fund into Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014, Class B and Class R per share amounts are included with Class A per share amounts to properly reflect the historic performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If the Fund had not recognized a gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.
[4]	If the Fund had not recognized a gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.57%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class C*

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period December 1, 2014 through May 31, 2015**
	For the Year Ended May 31, 2016				For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Year Ended November 30, 2011

Net asset value, beginning of period	$18.54		$17.89		$16.07		$12.54	$11.30		$11.00
Income from Investment Operations:
Net investment loss	(0.18)	[1]	(0.10)	[1]	(0.18)	[1]	(0.16)	(0.15)		(0.14)
Net realized and unrealized gain (loss) on investments	(0.50)		0.75		2.00		3.69	1.39		0.44
Total from investment operations	(0.68)		0.65		1.82		3.53	1.24		0.30

Net asset value, end of period	$17.86		$18.54		$17.89		$16.07	$12.54		$11.30

Total return[2]	(3.67)%		3.63%	[5]	11.33%		28.15%	10.97%	[4]	2.73%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15,876		$18,532		$19,527		$23,060	$19,298		$19,692

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.24%		2.30%	[6]	2.19%		2.24%	2.30%		2.27%
After fees waived and expenses absorbed	2.10%		2.10%	[6]	2.10%		2.10%	2.10%		2.10%
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(1.15)%		(1.34)%	[6]	(1.21)%		(1.24)%	(1.34)%		(1.28)%
After fees waived and expenses absorbed	(1.01)%		(1.14)%	[6]	(1.12)%		(1.10)%	(1.14)%		(1.10)%

Portfolio turnover rate	23%		11%	[5]	29%		16%	25%		37%

*	Financial information from December 1, 2010 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 2.39%.
[4]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 10.58%.
[5]	Not annualized.
[6]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Large Cap Growth Fund
FINANCIAL HIGHLIGHTS
Class I*8

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period December 1, 2014 through May 31, 2015**
	For the Year Ended May 31, 2016				For the Year Ended November 30, 2014		For the Year Ended November 30, 2013	For the Year Ended November 30, 2012		For the Year Ended November 30, 2011

Net asset value, beginning of period	$20.72		$19.90		$17.69		$13.68	$12.21		$11.75
Income from Investment Operations:
Net investment income (loss)	(0.02)	[1]	(0.02)	[1]	(0.02)	[1]	(0.03)	(0.02)		-	[2]
Net realized and unrealized gain (loss) on investments	(0.56)		0.84		2.23		4.04	1.49		0.46
Total from investment operations	(0.58)		0.82		2.21		4.01	1.47		0.46

Net asset value, end of period	$20.14		$20.72		$19.90		$17.69	$13.68		$12.21

Total return[3]	(2.80)%		4.12%	[6]	12.49%		29.31%	12.04%	[5]	3.91%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,172		$16,361		$16,206		$12,934	$13,046		$16,385

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.22%		1.15%	[7]	1.09%		1.17%	1.11%		0.97%
After fees waived and expenses absorbed	1.17%		1.15%	[7]	1.09%		1.17%	1.11%		0.97%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.13)%		(0.19)%	[7]	(0.10)%		(0.17)%	(0.15)%		0.01%
After fees waived and expenses absorbed	(0.08)%		(0.19)%	[7]	(0.10)%		(0.17)%	(0.15)%		0.01%

Portfolio turnover rate	23%		11%	[6]	29%		16%	25%		37%

*	Financial information from December 1, 2010 through October 17, 2014 is for the Pioneer Oak Ridge Large Cap Growth Fund, which was reorganized into the Oak Ridge Large Cap Growth Fund as of the close of business October 17, 2014.
**	Fiscal year changed to May 31, effective December 1, 2014.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemtion of Fund shares.
[4]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2011, the total return would have been 3.56%.
[5]	If the Fund had not recognized gain in the settlement of class action lawsuits during the year ended November 30, 2012, the total return would have been 11.65%.
[6]	Not annualized.
[7]	Annualized.
[8]	Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014

Net asset value, beginning of period	$12.75	$11.59	$10.00
Income from Investment Operations:
Net investment income[1]	0.17	0.14	0.12
Net realized and unrealized gain (loss) on investments	(0.57)	1.17	1.55
Total from investment operations	(0.40)	1.31	1.67

Less Distributions:
From net investment income	(0.17)	(0.14)	(0.08)
From net realized gain	(0.18)	(0.01)	-
Total distributions	(0.35)	(0.15)	(0.08)

Net asset value, end of period	$12.00	$12.75	$11.59

Total return[2]	(3.09)%	11.38%	16.73%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$101	$67	$27

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	42.68%	51.52%	69.20%	[4]
After fees waived and expenses absorbed	1.25%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(39.98)%	(49.16)%	(66.75)%	[4]
After fees waived and expenses absorbed	1.45%	1.11%	1.20%	[4]

Portfolio turnover rate	11%	18%	7%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not include payment of a sales load of 5.75% of offering price, which is reduced on sales of $50,000 or more. Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of the date of purchase. If the sales load and CDSC were included, total return would be lower. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Dividend Growth Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended May 31, 2016	For the Year Ended May 31, 2015	For the Period June 28, 2013* through May 31, 2014

Net asset value, beginning of period	$12.84	$11.66	$10.00
Income from Investment Operations:
Net investment income[1]	0.20	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.58)	1.19	1.64
Total from investment operations	(0.38)	1.36	1.79

Less Distributions:
From net investment income	(0.20)	(0.17)	(0.13)
From net realized gain	(0.18)	(0.01)	-
Total distributions	(0.38)	(0.18)	(0.13)

Net asset value, end of period	$12.08	$12.84	$11.66

Total return[2]	(2.92)%	11.75%	17.94%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$320	$329	$295

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	42.43%	51.27%	68.95%	[4]
After fees waived and expenses absorbed	1.00%	1.00%	1.00%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(39.73)%	(48.91)%	(66.50)%	[4]
After fees waived and expenses absorbed	1.70%	1.36%	1.45%	[4]

Portfolio turnover rate	11%	18%	7%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2016

Note 1 – Organization
Oak Ridge Small Cap Growth Fund (“Small Cap Growth” or “Small Cap Growth Fund”), Oak Ridge International Small Cap Fund (“International Small Cap” or “International Small Cap Fund”), Oak Ridge Dynamic Small Cap Fund (“Dynamic Small Cap” or “Dynamic Small Cap Fund”), Oak Ridge Growth Opportunity Fund (“Growth Opportunity” or “Growth Opportunity Fund”), Oak Ridge Large Cap Growth Fund (“Large Cap Growth” or “Large Cap Growth Fund”), and Oak Ridge Dividend Growth Fund (“Dividend Growth” or “Dividend Growth Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Small Cap Growth Fund’s primary investment objective is to seek capital appreciation. The Small Cap Growth Fund (the “Successor Fund”) acquired the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Small Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, Class K shareholders received Class K shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. The Small Cap Growth Fund’s fiscal year end was changed to May 31, as of December 1, 2014. Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

The International Small Cap Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 30, 2015 with Class I shares. The Class A shares commenced operations on December 1, 2015.

The Dynamic Small Cap Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on September 30, 2015 with Class I shares, prior to which its only activity was the receipt of a $100 investment from principals of the Fund’s advisor and a $519,981 transfer of shares of the Fund in exchange for the net assets of an account owned by Algert Global LLC, a Delaware limited liability company (the “Account”). This exchange was nontaxable, whereby the Dynamic Small Cap Fund issued 51,998 shares for the net assets of the Account on September 30, 2015. The Account with a fair value of $505,921 (identified cost of investments transferred were $527,537) and cash were the primary assets received by the Dynamic Small Cap Fund. For financial reporting purposes, assets received and shares issued by the Dynamic Small Cap Fund were recorded at fair value; however, the cost basis of the investments received from the Account was carried forward to align ongoing reporting of the Dynamic Small Cap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Class A shares commenced operations on December 1, 2015.

The Growth Opportunity Fund’s primary investment objective is to seek long-term capital appreciation. The Fund commenced investment operations on June 28, 2013, with two classes of shares, Class A and Class I.

The Large Cap Growth Fund’s primary investment objective is to seek capital appreciation. The Large Cap Growth Fund (the “Successor Fund”) acquired the assets and liabilities of the Pioneer Oak Ridge Large Cap Growth Fund (the “Predecessor Fund”) on October 17, 2014. With respect to Pioneer Oak Ridge Large Cap Growth Fund, Class A, B and R shareholders received Class A shares of the Successor Fund, Class C shareholders received Class C shares of the Successor Fund, and Class Y shareholders received Class Y shares of the Successor Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund and accordingly, certain financial history of the Predecessor Fund is included in these financial statements. The Large Cap Growth Fund’s fiscal year end was changed to May 31, as of December 1, 2014. Effective September 30, 2015, the Class Y shares were re-designated as Class I shares.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

The Dividend Growth Fund’s primary investment objective is to provide current income and to seek long-term capital appreciation. The Fund commenced investment operations on June 28, 2013, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service or from a brokerage firm. The pricing service or broker will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made. Expenses such as distribution and service fees pursuant to Rule 12b-1, transfer agent fees and expenses with respect to the Large Cap Growth Fund and Small Cap Growth Fund, that are specific to individual share classes, are accrued directly to the respective share class. Transfer agent fees and expenses reported on the Statement of Operations for the Large Cap Growth Fund and the Small Cap Growth Fund include payments to third parties for performing shareholder services to their customers.

The Small Cap Growth Fund and Large Cap Growth Fund each incurred offering costs of approximately $21,731, which were amortized over a one-year period from October 17, 2014 (Plan of Reorganization).

The International Small Cap Fund and Dynamic Small Cap Fund each incurred offering costs of approximately $21,230, which are being amortized over a one-year period from September 30, 2015 (commencement of operations).

(c) Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2012-2014 and period ending May 31, 2015 for the Small Cap Growth Fund and the Large Cap Growth Fund and open years ended May 31, 2014-2015 for the Dividend Growth Fund and Growth Opportunity Fund and as of and during the periods ended May 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Dividend Growth Fund will make distributions of net investment income quarterly. The Small Cap Growth Fund, Large Cap Growth Fund, Growth Opportunity Fund, International Small Cap Fund and Dynamic Small Cap Fund will make distributions of net investment income, if any, at least annually. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Reorganization Information
On September 30, 2014, beneficial owners of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund, each a series of Pioneer Series Trust I, a Delaware statutory trust (the “Pioneer Trust”), approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Small Cap Growth Fund and Large Cap Growth Fund, respectively, as detailed below. The Plan of Reorganization was approved by the Trust’s Board on May 20, 2014 and by the Pioneer Trust Board on May 27, 2014. This tax-free reorganization was accomplished on October 17, 2014 (the “Closing Date”), by exchanging the assets and liabilities of the Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund for shares of the Small Cap Growth Fund and Large Cap Growth Fund, respectively. Class A, B and R shareholders received Class A shares of the corresponding Successor Fund. Class C, Class K and Class Y shareholders received Class C, Class K and Class Y shares of the corresponding Successor Fund, respectively. The table below contains details of the reorganization as of the Closing Date:

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

	Pioneer Oak Ridge
	Small Cap Growth Fund			Small Cap Growth Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	11,772,220		$441,977,460	11,933,693	*	$448,039,810	*
Class B	77,777	*	2,609,869	-		-
Class C	2,930,895		91,501,958	2,930,895		91,501,958
Class K	2,054,817		77,877,195	2,054,817		77,877,195
Class R	92,409	*	3,452,481	-		-
Class Y	38,469,782		1,470,383,380	38,469,782		1,470,383,380
Net Assets			$2,087,802,343			$2,087,802,343

*
Class B and Class R shares of the Pioneer Oak Ridge Small Cap Growth Fund were exchanged for 161,473 shares of Class A of the Small Cap Growth Fund (69,515 shares Class B and 91,958 shares Class R) (valued at $6,062,350).

	Pioneer Oak Ridge
	Large Cap Growth Fund			Large Cap Growth Fund
Exchange per Class:	Shares		Amount	Shares		Amount
Class A	2,479,758		$43,827,593	2,602,640	*	$45,999,411	*
Class B	64,482	*	1,037,997	-		-
Class C	1,295,138		20,971,577	1,295,138		20,971,577
Class R	66,641	*	1,133,821	-		-
Class Y	811,464		14,599,659	811,464		14,599,659
Net Assets			$81,570,647			$81,570,647

*
Class B and Class R shares of the Pioneer Oak Ridge Large Cap Growth Fund were exchanged for 122,882 shares of Class A of the Large Cap Growth Fund (58,730 shares Class B and 64,152 shares Class R) (valued at $2,171,818).

The Pioneer Oak Ridge Small Cap Growth Fund and the Pioneer Oak Ridge Large Cap Growth Fund’s net assets on conversion date included $510,703,113 and $26,868,745 of unrealized appreciation and $152,508,507 and $14,290,543 of accumulated gain, respectively. The cost basis of the investments received from each Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 4 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Oak Ridge Investments, LLC (the “Advisor” or “Oak Ridge”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. The annual and tiered rates are listed by Fund in the below table.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Investment Advisory Fees
Small Cap Growth Fund
First $1 billion	0.85%
Thereafter	0.80%
International Small Cap Fund	1.00%
Dynamic Small Cap Fund	0.90%
Growth Opportunity Fund	0.75%
Large Cap Growth Fund
First $1 billion	0.75%
Thereafter	0.70%
Dividend Growth Fund	0.75%

In addition, the Advisor has voluntarily agreed to waive its advisory fee payable by the Small Cap Growth Fund equal to the amount of the advisory fee payable on the Fund’s assets invested in the International Small Cap Fund. For the periods ended May 31, 2016, the amount of advisory fee waived is reported under “Affiliated fund fee waived” on the Statements of Operations.

The Advisor engages Algert Global LLC (the “Sub-Advisor) to manage International Small Cap Fund and Dynamic Small Cap Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each Fund. The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund and by Class:

		Total Limit on Annual
		Operating Expenses
	Agreement Expires	Class A Shares†	Class C Shares†	Class I Shares†*	Class K Shares†
Small Cap Growth Fund	October 17, 2016	1.40%	2.30%	1.05%	0.92%
International Small Cap Fund	October 1, 2016	1.50%	-	1.25%	-
Dynamic Small Cap Fund	October 1, 2016	1.40%	-	1.15%	-
Growth Opportunity Fund	September 30, 2025	1.40%	-	1.15%	-
Large Cap Growth Fund	October 17, 2016	1.20%	2.10%	1.17%	-
Dividend Growth Fund	September 30, 2025	1.25%	-	1.00%	-

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
*	Effective September 30, 2015, the Class Y shares of the Small Cap Growth Fund and Large Cap Growth Fund were re-designated as Class I shares.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

The Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period of three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than the dates stated below:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund
May 31, 2017	$-	$-	$-
November 30, 2017	-	-	-
May 31, 2018	-	-	-
May 31, 2019	933,200	153,563	145,210
Total	$933,200	$153,563	$145,210

	Growth Opportunity Fund	Large Cap Growth Fund	Dividend Growth Fund
May 31, 2017	$182,006	$-	$181,951
November 30, 2017	-	23,454	-
May 31, 2018	175,978	111,320	176,343
May 31, 2019	159,490	172,572	164,601
Total	$517,474	$307,346	$522,895

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

For the periods ended May 31, 2016, UMBFS received transfer agent fees as follows:

Transfer agent fees paid to UMBFS
Small Cap Growth Fund	$585,798
International Small Cap Fund	20,467
Dynamic Small Cap Fund	22,138
Growth Opportunity Fund	33,189
Large Cap Growth Fund	58,028
Dividend Growth Fund	33,347

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended May 31, 2016, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the periods ended May 31, 2016, are reported on the Statements of Operations.

The Sub-Advisor reimbursed the International Small Cap Fund $599 for losses from a trade error. In addition, an affiliate reimbursed the International Small Cap Fund $86,981 for losses on transactions and made related contributions to capital in the amounts of $3,779 and $3,516 to Class A and Class I shares, respectively. The amounts are reported on the Fund’s Statement of Changes in Net Assets under the captions “Net increase from reimbursement by affiliate for investment transaction loss” as well as “Contributions to capital from affiliate”.

Note 5 – Federal Income Taxes
At May 31, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund	Growth Opportunity Fund
Cost of investments	$1,845,672,220	$28,083,969	$868,727	$267,561

Gross unrealized appreciation	$604,582,383	$3,177,443	$59,816	$35,776
Gross unrealized depreciation	(219,449,126)	(787,834)	(47,609)	(10,650)
Net unrealized appreciation on investments	$385,133,257	$2,389,609	$12,207	$25,126

	Large Cap Growth Fund	Dividend Growth Fund
Cost of investments	$48,220,528	$396,914

Gross unrealized appreciation	$24,267,565	$69,159
Gross unrealized depreciation	(3,194,991)	(17,330)
Net unrealized appreciation on investments	$21,072,574	$51,829

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended May 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Small Cap Growth Fund	$(20,327,340)	$20,327,340	$-
International Small Cap Fund	(16,572)	29,903	(13,331)
Dynamic Small Cap Fund	(462)	461	1
Growth Opportunity Fund	(1,690)	1,691	(1)
Large Cap Growth Fund	(298,530)	298,530	-
Dividend Growth Fund	(11)	10	1

As of May 31, 2016, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund	Growth Oppportunity Fund
Undistributed ordinary income	$-	$205,921	$-	$-
Undistributed long-term capital gains	52,424,548	-	3,039	-
Accumulated earnings	52,424,548	205,921	3,039	-

Accumulated capital and other losses	(6,255,495)	(92,883)	(32,370)	(947)
Unrealized appreciation on investments	385,133,257	2,389,609	12,207	25,126
Unrealized appreciation on foreign currency	-	1,276	-	-
Total accumulated earnings (deficit)	$431,302,310	$2,503,923	$(17,124)	$24,179

	Large Cap Growth Fund	Dividend Growth Fund
Undistributed ordinary income	$-	$941
Undistributed long-term capital gains	-	-
Accumulated earnings	-	941
Accumulated capital and other losses	(43,664,215)	-
Unrealized appreciation on investments	21,072,574	51,829
Unrealized appreciation on foreign currency	-	-
Total accumulated earnings (deficit)	$(22,591,641)	$52,770

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

The tax character of the distributions paid during the periods ended May 31, 2016, May 31, 2015 and November 30, 2014, were as follows:

	Small Cap Growth Fund
Distributions paid from:	2016	2015	2014
Ordinary income	$-	$10,731,400	$-
Net long-term capital gains	146,283,659	130,497,819	-
Total distributions paid	$146,283,659	$141,229,219	$-

The tax character of the distributions paid during the fiscal years ended May 31, 2016 and 2015, were as follows:

	International Small Cap Fund	Dynamic Small Cap Fund	Growth Opportunity Fund
Distributions paid from:	2016	2016	2016	2015
Ordinary income	$-	$2,053	$-	$830
Net long-term capital gains	-	-	-	3,091
Total distributions paid	$-	$2,053	$-	$3,921

	Dividend Growth Fund
Distributions paid from:	2016	2015
Ordinary income	$6,321	$4,943
Net long-term capital gains	5,941	-
Total distributions paid	$12,262	$4,943

As of May 31, 2016, the Funds had accumulated capital loss carryforwards as follows:

	Small Cap Growth Fund	International Small Cap Fund	Dynamic Small Cap Fund	Growth Opportunity Fund
For losses expiring November 30,
2017	$-	$-	$-	$-
Not Subject to Expiration
Short-Term	-	92,883	-	-
	$-	$92,883	$-	$-

	Large Cap Growth Fund	Dividend Growth Fund
For losses expiring November 30,
2017	$43,572,188	$-
Not Subject to Expiration
Short-Term	-	-
	$43,572,188	$-

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. During the period ended May 31, 2016 the Large Cap Growth Fund utilized $6,916,845 of its capital loss carryforward.

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of May 31, 2016, the Dynamic Small Cap Fund and Growth Opportunity Fund had $32,058 and $460, respectively, of post-October losses, which are deferred until June 1, 2016 for tax purposes.

As of May 31, 2016, the Small Cap Growth Fund, Dynamic Small Cap Fund, Growth Opportunity Fund, and Large Cap Growth Fund had $6,255,495, $312, $487 and $92,027 respectively, of qualified late-year ordinary losses which are deferred until fiscal year 2017 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

Note 6 – Investment Transactions
For the periods ended May 31, 2016, purchases and sales of investments were as follows:

	Purchases	Sales
Small Cap Growth Fund	$681,986,011	$677,411,196
International Small Cap Fund	47,135,536	19,684,798
Dynamic Small Cap Fund	749,902	471,867
Growth Opportunity Fund	173,316	78,259
Large Cap Growth Fund	16,402,586	24,312,971
Dividend Growth Fund	75,388	40,744

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the International Small Cap Fund, Dynamic Small Cap Fund, Growth Opportunity Fund and Dividend Growth Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. There is no Shareholder Servicing Plan for the Small Cap Growth Fund and Large Cap Growth Fund.

For the periods ended May 31, 2016 for the International Small Cap Fund, Dynamic Small Cap Fund, Dividend Growth and Growth Opportunity Funds, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares and 1.00% of average daily net assets attributable to Class C shares.

For the period ended May 31, 2016, distribution fees incurred with respect to Class A and Class C shares are disclosed on the Statements of Operations.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2016, in valuing the Funds’ assets carried at fair value:

Small Cap Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$2,112,145,654	$-	$-	$2,112,145,654
Mutual Funds	27,325,000	-	-	27,325,000
Short-Term Investments	91,334,823	-	-	91,334,823
Total	$2,230,805,477	$-	$-	$2,230,805,477

International Small Cap Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[2]	$29,768,229	$-	$-	$29,768,229
Short-Term Investments	705,349	-	-	705,349
Total	$30,473,578	$-	$-	$30,473,578

Dynamic Small Cap Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$789,803	$-	$-	$789,803
Short-Term Investments	91,131	-	-	91,131
Total	$880,934	$-	$-	$880,934

Growth Opportunity Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$255,244	$-	$-	$255,244
Short-Term Investments	37,443	-	-	37,443
Total	$292,687	$-	$-	$292,687

Large Cap Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$68,169,042	$-	$-	$68,169,042
Short-Term Investments	1,124,060	-	-	1,124,060
Total	$69,293,102	$-	$-	$69,293,102

Dividend Growth Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$402,096	$-	$-	$402,096
Short-Term Investments	46,647	-	-	46,647
Total	$448,743	$-	$-	$448,743

[1]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
[2]	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by country, please refer to the Schedule of Investments.
*	The Funds did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Oak Ridge Funds
NOTES TO FINANCIAL STATEMENTS - Continued
May 31, 2016

Note 11 – Investments in Affiliated Issuers
An affiliated issuer is an entity in which the Fund has ownership of at least 5% of the voting securities or any investment in an Oak Ridge Fund. Issuers that are affiliates of the Fund at period-end are noted in the Fund’s Schedule of Investments. Additional security purchases and the reduction of certain securities shares outstanding of existing portfolio holdings that were not considered affiliated in prior years may result in the Fund owning in excess of 5% of the outstanding shares at period-end. The table below reflects transactions during the period with entities that are affiliates as of May 31, 2016 and may include acquisitions of new investments, prior year holdings that became affiliated during the period and prior period affiliated holdings that are no longer affiliated as of period-end.

Small Cap Growth Fund
Fund/Security Description	Shares Beginning of Period	Purchases	Sales	Shares End of Period	Realized Loss	Dividend Income	Value at 5/31/16	Acquisition cost
Oak Ridge International Small Cap Fund	-	2,500,000	-	2,500,000	$-	$-	$27,325,000	$25,000,000
Seachange International, Inc.[1]	2,297,147	2,853	(800,000)	1,500,000	(6,567,495)	-	4,965,000	14,021,443

[1]	No longer affiliated as of May 31, 2016.

Note 12 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of Oak Ridge Funds

We have audited the accompanying statements of assets and liabilities of the Oak Ridge Small Cap Growth Fund, Oak Ridge International Small Cap Fund, Oak Ridge Dynamic Small Cap Fund, Oak Ridge Growth Opportunity Fund, Oak Ridge Large Cap Growth Fund, and Oak Ridge Dividend Growth Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of May 31, 2016, and with respect to the Oak Ridge Small Cap Growth Fund and Oak Ridge Large Cap Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended, and for the six month period ended May 31, 2015 and the year ended November 30, 2014, with respect to the Oak Ridge Dividend Growth Fund and Oak Ridge Growth Opportunity Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 28, 2013 (commencement of operations) to May 31, 2014, with respect to the Oak Ridge International Small Cap Fund and Oak Ridge Dynamic Small Cap Fund, the related statements of operations, the statements of changes in net assets and the financial highlights for the period September 30, 2015 (commencement of operations) to May 31, 2016. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the Oak Ridge Small Cap Growth Fund and Oak Ridge Large Cap Growth Fund other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the financial highlights for each of the three years in the period ended November 30, 2013, and in their report, dated January 24, 2014, they expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oak Ridge Small Cap Growth Fund, Oak Ridge International Small Cap Fund, Oak Ridge Dynamic Small Cap Fund, Oak Ridge Growth Opportunity Fund, Oak Ridge Large Cap Growth Fund, and Oak Ridge Dividend Growth Fund as of May 31, 2016, and the results of their operations, the changes in their net assets, and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
July 29, 2016

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the period ended May 31, 2016, 100% and 100%, respectively, of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Dynamic Small Cap and Dividend Growth Funds, is designated as dividends received deduction available to corporate shareholders.

Qualified Dividend Income
For the period ended May 31, 2016, 100% and 100%, respectively, of dividends to be paid from net investment income, including short-term capital gains (if any) from the Dynamic Small Cap and Dividend Growth Funds, is designated as qualified dividend income.

Long-Term Capital Gain Designation
For federal income tax purposes, the Small Cap Growth and Dividend Growth Funds designate long-term capital gain dividends of $146,283,659 and $5,941, respectively, or the amounts to be determined to be necessary, for the year ended May 31, 2016.

Trustees and Officer Information
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 551-5521 or on the Funds’ website at www.oakridgefunds.com. The Trustees and officers of each Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
“Independent” Trustees:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustees:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) Chief Executive Officer and President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A

Oak Ridge Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
		N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 39 Stratford Square, Boyerstown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.

Oak Ridge Funds
EXPENSE EXAMPLES
For the Six Months Ended May 31, 2016 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (Class A only); and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A and C only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 to May 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Small Cap Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/15	5/31/16	12/1/15 – 5/31/16
Class A	Actual Performance	$1,000.00	$964.70	$6.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.16
Class C	Actual Performance	1,000.00	960.90	10.82
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.97	11.11
Class I	Actual Performance	1,000.00	966.40	5.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.80	5.25
Class K	Actual Performance	1,000.00	967.00	4.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.35	4.69

*
Expenses are equal to the Fund’s annualized expense ratios of 1.42%, 2.21%, 1.04% and 0.93% for Class A, Class C, Class I and Class K, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Oak Ridge Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended May 31, 2016 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
International Small Cap Fund
		12/1/15	5/31/16	12/1/15 – 5/31/16
Class A	Actual Performance	$1,000.00	$1,025.30	$7.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.52	7.54
Class I	Actual Performance	1,000.00	1,032.00	6.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,025.00	6.33

*
Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.25% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Dynamic Small Cap Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/15	5/31/16	12/1/15 – 5/31/16
Class A	Actual Performance	$1,000.00	$911.90	$6.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.99	7.07
Class I	Actual Performance	1,000.00	1,001.60	5.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,025.00	5.83

*
Expenses are equal to the Fund’s annualized expense ratios of 1.40% and 1.15% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Oak Ridge Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended May 31, 2016 (Unaudited)

Growth Opportunity Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/15	5/31/16	12/1/15 – 5/31/16
Class A	Actual Performance	$1,000.00	$975.50	$6.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.02	7.04
Class I	Actual Performance	1,000.00	976.30	5.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.27	5.79

*
Expenses are equal to the Fund’s annualized expense ratios of 1.40% and 1.15% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Large Cap Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/15	5/31/16	12/1/15 – 5/31/16
Class A	Actual Performance	$1,000.00	$959.20	$5.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.96	6.09
Class C	Actual Performance	1,000.00	955.10	10.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.49	10.59
Class I	Actual Performance	1,000.00	959.50	5.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.13	5.92

*
Expenses are equal to the Fund’s annualized expense ratios of 1.21%, 2.10% and 1.17% for Class A, Class C and Class I, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Oak Ridge Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended May 31, 2016 (Unaudited)

Dividend Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		12/1/15	5/31/16	12/1/15 – 5/31/16
Class A	Actual Performance	$1,000.00	$991.70	$6.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.76	6.30
Class I	Actual Performance	1,000.00	992.90	4.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.00	5.05

*
Expenses are equal to the Fund’s annualized expense ratios of 1.25% and 1.00% for Class A and Class I, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Oak Ridge Funds
Each a series of Investment Managers Series Trust

Advisor
Oak Ridge Investments, LLC
10 South LaSalle Street
Suite 1900
Chicago, Illinois 60603

Sub-Advisor
Algert Global LLC
555 California Street, Suite 3325
San Francisco, California 94104

 Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 10th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oak Ridge Small Cap Growth Fund - Class A	ORIGX	46141P 123
Oak Ridge Small Cap Growth Fund - Class C	ORICX	46141P 131
Oak Ridge Small Cap Growth Fund - Class I (formerly Class Y)	ORIYX	46141P 156
Oak Ridge Small Cap Growth Fund - Class K	ORIKX	46141P 149
Oak Ridge International Small Cap Fund - Class A	ORIAX	46141Q 717
Oak Ridge International Small Cap Fund - Class I	ORIIX	46141Q 691
Oak Ridge Dynamic Small Cap Fund - Class A	ORSAX	46141Q 733
Oak Ridge Dynamic Small Cap Fund - Class I	ORSIX	46141Q 725
Oak Ridge Growth Opportunity Fund - Class A	OGOAX	46141P 693
Oak Ridge Growth Opportunity Fund - Class I	OGOIX	46141P 685
Oak Ridge Large Cap Growth Fund - Class A	ORILX	46141P 180
Oak Ridge Large Cap Growth Fund - Class C	ORLCX	46141P 172
Oak Ridge Large Cap Growth Fund - Class I (formerly Class Y)	PORYX	46141P 164
Oak Ridge Dividend Growth Fund - Class A	ORDAX	46141P 727
Oak Ridge Dividend Growth Fund - Class I	ORDNX	46141P 719

Privacy Principles of the Oak Ridge Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oak Ridge Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oak Ridge Funds
P.O. Box 2175
Milwaukee, Wisconsin 53201
Toll Free: (855) 551-5521

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-551-5521.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Oak Ridge Small Cap Growth Fund & Oak Ridge Large Cap Growth Fund	FYE 5/31/2016	FYE 5/31/2015
Audit Fees	$29,600	$30,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,000
All Other Fees	N/A	N/A

Oak Ridge Dividend Growth Fund & Oak Ridge Growth Opportunity Fund	FYE 5/31/2016	FYE 5/31/2015
Audit Fees	$29,600	$30,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,000
All Other Fees	N/A	N/A

Oak Ridge International Small Cap Fund & Oak Ridge Dynamic Small Cap Fund	FYE 5/31/2016	FYE 5/31/2015
Audit Fees	$29,400	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Oak Ridge Small Cap Growth Fund & Oak Ridge Large Cap Growth Fund	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Oak Ridge Dividend Growth Fund & Oak Ridge Growth Opportunity Fund	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

Oak Ridge International Small Cap Fund & Oak Ridge Dynamic Small Cap Fund	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Oak Ridge Small Cap Growth Fund & Oak Ridge Large Cap Growth Fund
Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Oak Ridge Dividend Growth Fund & Oak Ridge Growth Opportunity Fund
Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Oak Ridge International Small Cap Fund & Oak Ridge Dynamic Small Cap Fund
Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	08/09/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	08/09/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	08/09/2016